                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): April 7, 1999


                                 MODACAD, INC.
--------------------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


          California                    33-31166                 95-4145930
-------------------------------     ----------------    ------------------------
(State or other jurisdiction of        (Commission             (IRS Employer
incorporation or organization)          File Number)         Identification No.)



    3861 Sepulveda Blvd., Culver City                            90230
----------------------------------------                ------------------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code            (310) 751-2100
                                                        ------------------------

                               Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

     ModaCAD reports its transaction with four investors, pursuant to which such investors purchased an aggregate of 776,827 shares of the common stock of ModaCAD and, subject to shareholder approval, warrants to purchase an aggregate of 919,245 shares of ModaCAD's common stock. Concurrently with the investor transaction, ModaCAD entered an agreement under which Intel Corporation purchased 455,218 shares of ModaCAD's common stock and, subject to shareholder approval, warrants to purchase 538,674 shares of ModaCAD's common stock. See attached press release issued on April 9, 1999 and the Securities Purchase Agreement between ModaCAD and the Purchasers named therein, both of which are, by this reference, incorporated herein.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ModaCAD, INC.


Date: April 9, 1999                           By:   /s/  LEE FREEDMAN
                                                     ---------------------------
                                                     Lee Freedman
                                                     Vice President, Finance and
                                                     Chief Financial Officer

                                 PRESS RELEASE

Modacad Closes Investment Round

LOS ANGELES,  CALIFORNIA, April 9, 1999 . . . . Modacad, Inc. (NASDAQ: MODA), an
e-Commerce solutions provider for the fashion industry, today announced that it has completed a privately placed investment of common stock and warrants valued at $8.5 million. The lead financial investor was Castle Creek Technology Partners, LLC, and other financial investors included Marshall Capital Management, Inc., an affiliate of Credit Suisse First Boston. Concurrently, Modacad announced that Intel Corporation has taken a $5 million equity position in Modacad in exchange for its right to present and future royalty streams under an existing business agreement.

The financial investors, led by Castle Creek, received $8.5 million of common stock priced at $10.98 per share. Additionally, these investors received five year warrants to purchase 271,889 shares of Modacad stock at a premium of 25% above the common stock purchase price, as well as one year cash-exercise warrants to purchase 323,678 shares of Modacad stock at a premium of 20% above the common stock purchase price and 15-month cash-exercise warrants to purchase 323,678 shares of Modacad stock also at a premium of 20% above the common stock purchase price. The exerciseability of the warrants is subject to shareholder approval.

"This investment will expand our institutional shareholder base and give us access to the capital necessary to accelerate our expansion in the Internet e-Commerce marketplace," stated Maurizio Vecchione, Modacad's president and chief operating officer.

In return for its royalty streams, Intel received $5 million of Modacad common stock, also priced at $10.98 per share. Intel also received warrants to purchase a proportionate number of shares of Modacad stock with terms substantially similar to the warrants issued to the investors led by Castle Creek. The agreement with Intel enables Modacad to apply its revenue toward the execution of its internet strategy while maintaining its working relationship with Intel.

"Provided the value of Modacad stock increases sufficiently and the cash-exercise warrants are exercised, we would have access to up to an additional $13.5 million in cash," stated Maurizio Vecchione, Modacad's president and chief operating officer.

As the result of this transaction, Intel and Castle Creek will each become 6.2% shareholders in Modacad. PaineWebber Incorporated and ING Baring Furman Selz LLC acted as placement agents and advisors to Modacad.

Founded in 1988, Modacad is an enabler of e-Commerce for manufacturers and consumers. With more than 11 years of experience, the Company is a recognized leader in 3D rendering and digital content management. Modacad recently launched a new apparel e-commerce site at www.styleclick.com, featuring fashion, fitness and beauty products, that allows users to comparison shop among leading brands. The investment will increase Modacad's ability to develop the market for styleclick.com and to enhance its web-based merchandising products.

For further information, or a complete investor kit, contact Gail Laguna, Investor Relations manager, at 310-751-2100 or visit ModaCAD's web site at www.modacad.com.

                         SECURITIES PURCHASE AGREEMENT


     This SECURITIES PURCHASE AGREEMENT ("Agreement") is entered into as of April 7, 1999, by and between ModaCAD, Inc., a California corporation (the "Company"), with headquarters located at Culver City, California and the purchasers (the "Purchasers") set forth on the execution pages hereof, with regard to the following:
                                    RECITALS

     A. The Company and Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

     B. Purchasers desire to purchase, upon the terms and conditions stated in this Agreement, (i) shares of the Company's Common Stock (the "Common Stock"),
(ii) Warrants in the form of Exhibit A-1 hereto (the "First Warrant") entitling the holder thereof to purchase shares of Common Stock, (iii) Warrants in the form of Exhibit A-2 hereto entitling the holder thereof to purchase shares of Common Stock (the "Second Warrant") and (iv) Warrants in the form of Exhibit A-3 hereto entitling the holder thereof to purchase shares of Common Stock (the
"Third Warrant" and, taken together with the First Warrant and the Second Warrant, the "Warrants"). The shares of Common Stock being purchased hereunder are referred to herein as the "Shares" or the "Stock" and the shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the
"Warrant Shares". The Shares, the Warrants and the Warrant Shares are collectively referred to herein as the "Securities."

     C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as Exhibit B (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act, the rules and regulations promulgated thereunder and applicable state securities laws.

                                   AGREEMENTS

     NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Purchasers hereby agree as follows:

                                    ARTICLE I
                         PURCHASE AND SALE OF SECURITIES


     I.1 Purchase of Shares and Warrants. Subject to the terms and the satisfaction or waiver of the conditions set forth in this Agreement, the issuance, sale and purchase of the Shares and Warrants shall be consummated in one closing hereinafter referred to as the "Closing").

          a. [Intentionally deleted].

          b. On the date of the Closing, subject to the satisfaction (or waiver) of the applicable conditions set forth in Articles VI and VII, the Company shall issue and sell to each Purchaser, and each Purchaser shall purchase from the Company (i) the number of shares of Common Stock set forth below such Purchaser's name on the signature pages hereof, (ii) a Warrant entitling the holder thereof to purchase the number of Warrant Shares as set forth in such Warrant and (iii) the Second Warrant entitling the holder thereof to purchase the number of Warrant Shares as set forth in such Warrant. The aggregate purchase price to be paid by Purchasers for the Common Stock and Warrants being purchased by Purchasers at the Closing is equal to eight million, five hundred and thirty two thousand, four hundred seventy three dollars ($8,532,473), which is one hundred and one percent (101%) of the closing sale price on April 6, 1999 (the "Per Share Price"), times the numbers of shares of Common Stock set forth on the signature pages executed by each Purchaser. The purchase price to be paid by each Purchaser for the Common Stock and Warrants being purchased by such Purchaser at the Closing is equal to one hundred and one percent (101%) of the closing sale price on April 6, 1999 times the number of shares of Common Stock set forth on the signature page executed by such Purchaser.

          c. [Intentionally deleted].

          d. Each Purchaser represents that it and any person trading on its behalf, has not engaged in any bids for or purchases or sales of the Common Stock during the period beginning sixteen (16) trading days prior to the date of the Closing and ending on the trading day immediately preceding the date of the Closing.

     I.2 Form of Payment. At each Closing, each Purchaser shall pay the applicable Purchase Price for the Securities being purchased by such Purchaser at such Closing by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of duly executed stock certificates and Warrants, and the Company shall deliver to each Purchaser such executed stock certificates and Warrants against delivery of such Purchase Price from each Purchaser. The obligations in this Agreement of each Purchaser shall be separate from the obligations of each other Purchaser and shall relate solely to the Purchased Securities to be purchased by such Purchaser. The obligations of the Company with respect to each Purchaser shall be separate from the obligations of the Company to each other Purchaser and shall not be conditioned as to any Purchaser upon the performance of the obligations of any other Purchaser.

     I.3 Closing Dates. Subject to the satisfaction (or waiver) of the conditions set forth in Articles VI and VII below, the date and time of the issuance, sale and purchase of the Securities pursuant to this Agreement shall be April 7, 1999 (the"Closing Date"). The Closing shall occur at 10:00 a.m. Chicago time, at the offices of Altheimer & Gray, 10 S. Wacker Drive, Chicago, IL 60606.

     I.4 Limitation on Sales. Notwithstanding anything to the contrary contained in this Agreement, the Company may not sell and any Purchaser may not purchase any shares of Common Stock pursuant to this Agreement and the transactions contemplated hereby to the extent that such sale and purchase would result in such Purchaser beneficially owning in excess of 9.9% of the shares of Common Stock. For the purposes of this paragraph, beneficial ownership and all determinations and calculations, including without limitation, with respect to calculations of percentage ownership, shall be determined in accordance with
Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D and G thereunder. This Section 1.4(c) may not be waived by Purchaser unless such waiver has been voted upon and approved by a majority of the holders of the Common Stock.

                                   ARTICLE II
                   PURCHASER'S REPRESENTATIONS AND WARRANTIES

     Each Purchaser represents and warrants, solely with respect to itself and its purchase hereunder and not with respect to any other Purchaser or the purchase hereunder by any other Purchaser (and no Purchaser shall be deemed to make or have any liability for any representation or warranty made by any other Purchaser), to the Company as set forth in this Article II. No Purchaser makes any other representations or warranties, express or implied, to the Company in connection with the transactions contemplated hereby and any and all prior representations and warranties, if any, which may have been made by a Purchaser to the Company in connection with the transactions contemplated hereby shall be deemed to have been merged in this Agreement and any such prior representations and warranties, if any, shall not survive the execution and delivery of this Agreement.

    II.1 Investment Purpose. Purchaser is purchasing the Shares and Warrants for Purchaser's own account for investment only and not with a view toward or in connection with the public re-sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Purchaser will not resell any of the Securities except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Purchaser understands that Purchaser must bear the economic risk of this investment indefinitely, unless the applicable Securities are registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement. By making the representations in this
Section 2.1, the Purchaser does not agree to hold any Securities for any minimum or other specific term and reserves the right to dispose of any or all of the Securities at any time in accordance with or pursuant to a registration statement or an applicable exemption from registration under the Securities Act.

     II.2 Accredited Investor Status. Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

     II.3 Reliance on Exemptions. Purchaser understands that the Shares and Warrants are being offered and sold to Purchaser in reliance upon specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Securities.

     II.4 Information. Purchaser and its counsel have been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares and Warrants which have been specifically requested by Purchaser. Purchaser has been afforded the opportunity to ask questions of the Company, and its officers, directors, employees and agents, and has received what Purchaser believes to be complete and satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its representations and warranties shall modify, amend or affect Purchaser's right to rely on the Company's representations and warranties contained in Article
III. Purchaser understands that Purchaser's investment in the Securities involves a high degree of risk.

     II.5 Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

     II.6 Transfer or Resale. Purchaser understands that (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless subsequently registered thereunder or an exemption from such registration is available (which exemption the Company expressly agrees may be established as contemplated in clauses (b) and (c) of Section 5.1 hereof); (ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities without registration under the Securities Act may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Registration Rights Agreement).

     II.7 Legends. Purchaser understands that, subject to Article V hereof, the certificates for the Warrants, and until such time as the Shares and the Warrant Shares, as applicable, have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold by Purchaser pursuant to Rule 144, the certificates for the Shares and Warrant Shares will bear a restrictive legend (the "Legend") in the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

     II.8 Authorization; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of Purchaser and are valid and binding agreements of Purchaser enforceable against Purchaser in accordance with their terms.

     II.9 Residency. Purchaser is a resident of the jurisdiction set forth under Purchaser's name on the signature page hereof executed by Purchaser.

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to each Purchaser that:

     III.1 Organization and Qualification. The Company and each of its subsidiaries is a corporation duly organized, validity existing and in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure to so qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on (i) the business, operations, properties, financial condition, operating results or prospects of the Company and its subsidiaries, taken as a whole on a consolidated basis, (ii) the transactions contemplated hereby, (iii) the ability of the Company to perform its obligations under this Agreement, the Warrants or the Registration Rights Agreement (collectively, the "Transaction Documents") or (iv) the Purchaser's interest in the Securities.

    III.2 Authorization; Enforcement. (a) The Company has the requisite corporate power and authority (i) to enter into and perform its obligations under each of the Transaction Documents, (ii) to issue and sell, and to perform its obligations with respect to, the Shares and the Warrants in accordance with the terms hereof and thereof, as applicable, (iii) issue the Warrant Shares in accordance with the terms of the Warrants; (b) the execution, delivery and performance of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Warrants and the reservation for issuance and the issuance of the Shares and the Warrant Shares) have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its board of directors, or its stockholders or any other person, body or agency is required with respect to any of the transactions contemplated hereby or thereby (whether under rules of The Nasdaq National Market ("Nasdaq"), the National Association of Securities Dealers or otherwise), other than the Nasdaq Authorizations (as herein defined) and the declaration or ordering of effectiveness by the SEC of the Registration Statement or Statements as contemplated by the Registration Rights Agreement (collectively, the "Consents"); (c) this Agreement, the Registration Rights Agreement and the Warrants have been duly executed and delivered by the Company; and (d) each of the Transaction Documents constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

     III.3 Capitalization. The capitalization of the Company as of the date of this Agreement, including the authorized capital stock, the number of shares issued and outstanding, the number of shares reserved for issuance pursuant to the Company's stock option plans, the number of shares reserved for issuance pursuant to securities (other than the Warrants) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares to be initially reserved for issuance upon exercise of the Warrants is set forth on
Schedule 3.3. All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and non-assessable. No shares of capital stock of the Company (including the Shares and the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except as disclosed in Schedule 3.3, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). The Company has furnished to Purchaser true and correct copies of the Company's Certificate of Incorporation as currently in effect ("Certificate of
Incorporation"), and the Company's By-laws as currently in effect (the "By-laws"). The Company has set forth on Schedule 3.3 all instruments and agreements (other than the Certificate of Incorporation and By-laws) governing securities convertible into or exercisable or exchangeable for Common Stock of the Company (and the Company shall provide to Purchaser copies thereof upon the request of Purchaser). Except as disclosed in Schedule 3.3, the Company has no indebtedness for borrowed money and no agreement providing for indebtedness for borrowed money. Except as disclosed in Schedule 3.3 and this Agreement, the Company has no share purchase agreements, rights plans or agreements containing similar provisions and no agreements containing anti-dilution provisions. No anti-dilution provisions which have, individually or in the aggregate, any dilutive effect on Purchaser's investment are triggered as a result of any of the transactions contemplated hereby, including exercise of the Warrants. Intel Corporation has specifically agreed that no anti-dilution provisions will be triggered as a result of the transactions contemplated hereby with respect to Intel Corporation shares and warrants issued in connection herewith. The Company shall provide Purchaser with a written update of this representation signed by the Company's Chief Executive Officer or Chief Financial Officer on behalf of the Company as of the date of the Closing and it shall be a condition to Purchaser's obligations at Closing that there are no material changes in such capitalization since the Company's representation on the date hereof. The Company has no subsidiaries, except as provided on Schedule 3.3. All such subsidiaries included on Schedule 3.3. are one hundred percent (100%) owned by the Company. Except as provided on Schedule 3.3, the Company has no investments, either debt or equity, in any other entity.

     III.4 Issuance of Shares. The Shares and the Warrant Shares are duly authorized and reserved for issuance, and, upon issuance in accordance with the terms hereof and exercise of the Warrants in accordance with the terms thereof, as applicable, will be validly issued, fully paid and non-assessable, and free from all liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of stockholders of the Company. The Warrants are duly authorized and are validly issued, fully paid and non-assessable, and free from all liens, claims and encumbrances and are not and will not be subject to preemptive rights or other similar rights of stockholders of the Company. The Board of Directors of the Company has unanimously approved the issuance of Shares pursuant to the terms hereof and of shares of Common Stock issuable upon full exercise of the First Warrants, the Second Warrants and the Third Warrants pursuant to the terms thereof (without giving effect to any limitations on exercise contained therein, including for purposes of Nasdaq Rule 4460(i) and Nasdaq Rule 4310(c)(25)(H)(1)(b)) (the "Nasdaq Authorizations"), has unanimously recommended to the stockholders of the Company the approval of the Nasdaq Authorizations and will seek Shareholder Approval (as defined in Section 4.13) at the Company's next annual meeting, which is currently scheduled for June 29, 1999. No further corporate authorization or approval (other than the Shareholder Approval) is required under the rules of the Nasdaq with respect to the transaction contemplated by this Agreement, including, without limitation, the issuance of the Shares and Warrant Shares and the inclusion thereof for trading on the Nasdaq.

    III.5 No Conflicts. The execution, delivery and performance of this Agreement, the Warrants and the Registration Rights Agreement by the Company, and the consummation by the Company of transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Shares and Warrant Shares and the Purchaser's purchase and acquisition of the Shares, the Warrants and the Warrant Shares) do not and will not (a) result in a violation of the Certificate of Incorporation or By-laws, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party (except for such conflicts, defaults, terminations, amendments, accelerations, and cancellations as would not, individually or in the aggregate, have a Material Adverse Effect), or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries, or by which any property or asset of the Company or any of its subsidiaries, is bound or affected. Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, by-laws or other organizational documents, and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted so long as a Purchaser owns any of the Securities, in violation of any law, ordinance, rule, regulation, order, judgment or decree of any governmental entity, court or arbitration tribunal except for possible violations the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Warrants or the Registration Rights Agreement or to perform its obligations in accordance with the terms hereof or thereof, other than the Consents. The purchase and acquisition of the Securities by the Purchaser do not violate any law, rule, regulation, order, judgment or decree applicable to the Company, or require further filing by the Company or Purchaser under such law, rule, regulation, order, judgment or decree, by virtue of the Company's business or assets, other than the Consents. The Company is not in violation of the listing requirements of Nasdaq and does not reasonably anticipate that the Common Stock will be de-listed by Nasdaq for the foreseeable future, and the Company has made all necessary filings and notifications with, and obtained all necessary approvals from, Nasdaq with respect to the transactions contemplated hereby, including, without limitation, the issuance of the Securities and the listing of the Shares and the Warrant Shares on the Nasdaq.

     III.6 Registration and SEC Documents.  The Common Stock is registered under
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and has been so registered since March 1, 1996. Except as disclosed in
Schedule 3.6, since February 1996, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed after February 1996, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being referred to herein as the "SEC Documents" and such documents filed prior to the date hereof, the "Filed SEC Documents"), including for purposes of determining the availability of Form S-3. The Company has delivered to each Purchaser true and complete copies of the SEC Documents filed since December 31, 1997. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Document is, or, except pursuant to Filed SEC Documents has been, required to be updated or amended under applicable law. The financial statements of the Company included in the SEC Documents were prepared in accordance with U.S. generally accepted accounting principles, consistently applied, and the rules and regulations of the SEC during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they do not include footnotes or are condensed or summary statements) and present accurately and completely the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the Filed SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred subsequent to the date of such financial statements in the ordinary course of business consistent with past practice and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, in each case of clause (i) and (ii) next above which, individually or in the aggregate, are not material to the financial condition, business, operations, properties, operating results or prospects of the Company and its subsidiaries taken on a whole. The Filed SEC Documents, as supplemented by Schedule 3.6 hereto, contain a complete and accurate list of all material undischarged written or oral contracts, agreements, leases or other instruments to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties or assets of the Company or any subsidiary is subject (each a "Contract"), except to the extent not required to be filed pursuant to the applicable Rules and Regulations of the SEC. None of the Company, its subsidiaries or, to the best knowledge of the Company, any of the other parties thereto, is in breach or violation of any Contract, which breach or violation relates to indebtedness for borrowed money, is with respect to an obligation in excess of one hundred thousand dollars ($100,000) or would have a Material Adverse Effect. No event, occurrence or condition exists which, with the lapse of time, the giving of notice, or both, or the happening of any further event or condition, would become a breach or default by the Company or its subsidiaries under any Contract which breach or default would have a Material Adverse Effect.

     III.7 Absence of Certain Changes. Since December 31, 1998, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company, except as disclosed in Schedule 3.7.

    III.8 Absence of Litigation. Except as disclosed in Schedule 3.8, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, governmental agency or authority, or self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such, wherein an unfavorable decision, ruling or finding could reasonably be expected to have a Material Adverse Effect or would adversely affect the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents. To the Company's knowledge, there are no facts which, if known by a potential claimant or governmental agency or authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect.

     III.9 Disclosure. No information relating to or concerning the Company set forth in this Agreement or provided to Purchaser in connection with the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. Except for the execution and performance of this Agreement and the transactions contemplated hereby, no material fact (within the meaning of the federal securities laws of the United States) exists with respect to the Company or any of its subsidiaries which has not been publicly disclosed.

     III.10 Acknowledgment Regarding Purchaser's Purchase of the Securities. The Company acknowledges and agrees that each Purchaser is acting independently and is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, that this Agreement and the transaction contemplated hereby, and the relationship between each Purchaser and the Company, are "arms-length", and that any statement made by any Purchaser, or any of its representatives or agents, in connection with this Agreement or the transactions contemplated hereby is not advice or a recommendation, is merely incidental to such Purchaser's purchase of the Securities and has not been relied upon in any way by the Company, its officers, directors or other representatives. The Company further represents to Purchaser that the Company's decision to enter into this Agreement and the transactions contemplated hereby has been based solely on an independent evaluation by the Company and its representatives.

     III.11 Current Public Information. The Company is currently eligible to register the resale of the Shares and the Warrant Shares by the Purchaser in a secondary offering under General Instruction B3 and B4 of Form S-3 on a registration statement on Form S-3 under the Securities Act, all as contemplated by Section 2.1 of the Registration Rights Agreement.

     III.12 No General Solicitation. Neither the Company nor any person acting on behalf of the Company has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to any of the Securities being offered hereby.

     III.13 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the Securities Act pursuant to the provisions of Regulation
D. The transactions contemplated hereby are exempt from the registration requirements of the Securities Act, assuming the accuracy of the representations and warranties herein contained of each Purchaser to the extent relevant for such determination.

     III.14 No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by Purchaser relating to this Agreement or the transactions contemplated hereby, except for dealings with PaineWebber Incorporated and ING Baring Furman Selz LLC (the fees of which shall be paid in full by the Company). The Company will indemnify each Purchaser from and against any fees and expenses sought or other claims made by PaineWebber Incorporated or ING Baring Furman Selz LLC.

     III.15 Acknowledgment of Dilution. The number of Warrant Shares issuable upon exercise of the Warrants may increase substantially in certain circumstances. The Company's executive officers and directors have studied and fully understand the terms of this Agreement and the transactions contemplated hereby and the nature of the securities being sold hereunder and recognize that they have a potentially dilutive effect. The board of directors of the Company has unanimously concluded in its good faith business judgment that the issuance of the Shares, the Warrants and the Warrant Shares as contemplated hereby is in the best interests of the Company. The Company acknowledges that its obligation to issue Warrant Shares upon exercise of the Warrants is binding upon it and enforceable regardless of the dilution that such issuance may have on the ownership interests of other stockholders.

     III.16 Intellectual Property. Each of the Company and its subsidiaries owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") used or necessary for the conduct of its business as now being conducted and as previously described in the Company's Annual Report on Form 10-K most recently filed and any subsequently filed reports on Form 10-Q and Form 8-K. Neither the Company nor any subsidiary of the Company infringes on or is in conflict with any right of any other person with respect to any Intangibles nor is there any claim of infringement made by a third party against or involving the Company or any of its subsidiaries, which infringement, conflict or claim, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

    III.17 Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. Without limiting the generality of the foregoing, the Company and its subsidiaries have not directly or indirectly made or agreed to make (whether or not said payment is lawful) any payment to obtain, or with respect to, sales other than usual and regular compensation to its or their employees and sales representatives with respect to such sales.

     III.18 Key Employees. The Key Employee (as defined below) is currently serving the Company in the capacity disclosed in Schedule 3.18. No Key Employee, to the best of the knowledge of the Company and its subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. No Key Employee has, to the best of the knowledge of the Company and its subsidiaries, any intention to terminate or limit his employment with, or services to, the Company or any of its subsidiaries, nor is any such Key Employee subject to any constraints (e.g., litigation) which would cause such employee to be unable to devote his full time and attention to such employment or services. "Key Employee" means Maurizio Vecchione.

                                   ARTICLE IV
                                    COVENANTS

     IV.1 Best Efforts. The parties shall use their best efforts timely to satisfy each of the conditions described in Articles VI and VII of this Agreement.

     IV.2 Securities Laws. The Company agrees to file a Form D with respect to the Securities with the SEC as required under Regulation D and to provide a copy thereof to each Purchaser on or prior to the date of Closing. The Company agrees to file a Form 8-K disclosing this Agreement and the transactions contemplated hereby with the SEC within three (3) days following the date of Closing. Such Form 8-K shall contain as exhibits this Agreement, the Warrant and the Registration Rights Agreement. The Company shall, on or prior to the date of Closing, take such action as is necessary to sell the Securities to each Purchaser in accordance with applicable securities laws of the states of the United States, and shall provide evidence of any such action so taken to each Purchaser on or prior to the date of the Closing. Without limiting any of the Company's obligations under this Agreement, the Registration Rights Agreement or the Warrant, from and after the date of Closing, neither the Company nor any person acting on its behalf shall take any action which would adversely affect any exemptions from registration under the Securities Act with respect to the transactions contemplated hereby.

     IV.3 Reporting Status. So long as any Purchaser beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

     IV.4 Use of Proceeds. The Company shall use the proceeds from the sale of the Preferred Stock for working capital purposes.

     IV.5 Restriction on Below Market Issuance of Securities.(a) For a period of one (1) year following the date of the Closing, the Company shall not issue or agree to issue (except (i) to the Purchasers pursuant to this Agreement, (ii) pursuant to any employee stock option, stock purchase or restricted stock plan of the Company in effect on the date hereof up to the aggregate amounts set forth on Schedule 4.5 hereto, (iii) pursuant to strategic investments from industry participants, the primary purpose of each of which is not to raise equity capital) any equity securities or any equity-like or equity-linked securities of the Company (or any security convertible into or exercisable or exchangeable, directly or indirectly, for equity, equity-like or equity-linked securities of the Company) if such securities are issued at a price (or in the case of securities convertible into or exercisable or exchangeable, directly or indirectly, for Common Stock such securities provide for a conversion, exercise or exchange price) which may be less than the then current market price for Common Stock on the date of issuance (in the case of Common Stock) or the date of conversion, exercise or exchange (in the case of securities convertible into or exercisable or exchangeable, directly or indirectly, for Common Stock).

     IV.6 Further Restriction on Issuance of Securities. While any Purchaser holds any Shares, Warrants or Warrant Shares, the Company and each of its subsidiaries shall not issue, or authorize for issuance, or otherwise transfer or enter into any commitment to issue or otherwise transfer, any debt or equity security, bond, note or other security of any of the Company's subsidiaries.

     IV.7 Expenses. The Company shall pay to Castle Creek Technology Partners LLC ("CCTP"), or at its direction, at the Closing reimbursement for the expenses incurred by it and its affiliates and advisors in connection with the negotiation, preparation, execution, and delivery of this Agreement and the other agreements and documents to be executed in connection herewith, including, without limitation, due diligence and attorneys' fees and expenses (the "Expenses"). In addition, from time to time thereafter, upon CCTP's written request, the Company shall pay to CCTP such Expenses, if any, not so paid at Closing and/or covered by such payment, in each case to the extent incurred by CCTP. The Company shall not be required to reimburse Expenses to the extent such Expenses exceed fifty thousand dollars ($50,000) in the aggregate.

    IV.8 Information. The Company agrees to send the following reports to each Purchaser until the earlier of (i) such Purchaser transfers, assigns or sells all of its Securities; or (ii) the 2nd anniversary of the Closing Date: (a) within three (3) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, any proxy statements and any Current Reports on Form 8-K; and (b) within two (2) days after release, copies of all press releases issued by the Company or any of its subsidiaries. The Company further agrees to promptly provide to each Purchaser any information with respect to the Company, its properties, or its business or such Purchaser's investment as such Purchaser may reasonably request; provided, however, that the Company shall not be required to give any Purchaser any material nonpublic information. If any information requested by a Purchaser from the Company contains material nonpublic information, the Company shall inform such Purchaser in writing that the information requested contains material nonpublic information and shall in no event provide such information to any Purchaser without the express prior written consent of such Purchaser after being so informed.

     IV.9 Restriction on Each Purchaser. Each Purchaser agrees (whether itself or through agent on behalf of itself) not to engage in any purchases or sales of the Common Stock (i) during the period beginning sixteen (16) trading days prior to the date of the Closing and ending on the trading day prior to the date of the Closing, and (ii) if the average of the closing bid prices of the Common Stock for the period beginning fifteen (15) days prior to the first (1st) anniversary of the Closing and ending on the 1st anniversary of the Closing (the "Reset Period") is less than the Per Share Price, during the Reset Period.

     IV.10 Listing. For a period of beginning on the Closing Date and ending on the third (3rd) anniversary of the Closing Date, the Company shall continue the listing and trading of its Common Stock on The Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange or the American Stock Exchange, secure and maintain listing and trading of the Shares and Warrant Shares on such exchange, and comply in all respects with the Company's reporting, filing and other obligations under the by-laws or rules of such exchange. If the Company fails to maintain the listing or trading of the Common Stock as required by this Section 4.10, then beginning on the tenth (10th) business day following such failure, if the Common Stock is still not listed or traded, then the Company shall pay to each Purchaser an amount equal to one percent (1%) of the fair market value of the Shares and Warrant Shares then held by such Purchaser per day that such failure continues. For purposes hereof, the number of Warrant Shares held by a Purchaser shall be calculated as though all Warrants held by such Purchaser were fully exercised, without regard to any limitations on the exercise thereof. If the Common Stock is not listed or traded for an aggregate of thirty (30) days over any twelve (12) month period, each Purchaser may, at its option, require the Company to purchase all or any portion of the Shares and Warrant Shares held by such Purchaser at a price per share equal to the greater of (i) one hundred fifty percent (150%) of the Per Share Price and (ii) the fair market value of such share.

     IV.11 Prospectus Delivery Requirement. Each Purchaser understands that the Securities Act may require delivery of a prospectus relating to the Common Stock in connection with any sale thereof pursuant to a registration statement under the Securities Act covering the resale by such Purchaser of the Common Stock being sold.

     IV.12 Intentional Acts or Omissions. The Company shall not intentionally perform any act which if performed, or intentionally omit to perform any act which, if omitted to be performed, would prevent or excuse the performance of this Agreement or any of the transactions contemplated hereby.

     IV.13 Share Authorization. The Company shall use its best efforts to have Nasdaq confirm in writing that the Shares and the Warrant Shares issuable upon full exercise of the First Warrants, the Second Warrants and the Third Warrants are not subject to Nasdaq Rule 4460(i) (the "Nasdaq Approval"). The Company shall also use its best efforts to have Nasdaq confirm in writing that the Shares and the Warrant Shares issuable upon full exercise of the Warrants are not subject to Nasdaq Rule 4310(c)(25)(H)(i)(b) (the "Second Nasdaq Approval"). The Company shall also use its best efforts to obtain the Shareholder Approval no later than the Approval Date (as defined below), except to the extent such Shareholder Approval is not required by virtue of receipt by the Company of either the Nasdaq Approval or the Second Nasdaq Approval, as applicable. For purposes hereof, the "Approval Date" means the Company's next annual meeting of stockholders, which meeting shall be held no later than July 30, 1999. For purposes hereof, "Shareholder Approval" means (i) authorization by the stockholders of the Company of the issuance of Shares pursuant to the terms hereof  and  shares of Common  Stock  issuable  upon the  exercise  of the First
Warrants, the Second Warrants and the Third Warrants (in each case without giving effect to any limitations on the exercise thereof) pursuant to the terms thereof and, if necessary, the elimination of any prohibitions under the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or any of its securities on the Company's ability to issue Shares and shares of Common Stock upon exercise of the First Warrants, the Second Warrants and the Third Warrants (in each case without giving effect to any limitations on the exercise thereof), including all necessary approvals under each of (i) Nasdaq Rule 4460(i) (the "4460 Shareholder Approval") and (ii) Nasdaq Rule 4310(c)(25)(H)(1)(I)(b) (the "4310 Shareholder Approval"). In addition, the Company shall have a definitive proxy statement seeking to obtain Shareholder Approval mailed to each stockholder of the Company at least twenty (20) business days prior to the Approval Date. The Company shall deliver any SEC comments it receives with respect to its proxy statement to each Purchaser and will not file such proxy statement (or any revisions thereto), whether such proxy statement is in preliminary or definitive form, without the approval of each Purchaser, which approval shall not be unreasonably withheld or delayed. If the Company fails to obtain Shareholder Approval by the Approval Date, and has not then obtained each of the Nasdaq Approval and the Second Nasdaq Approval, each Purchaser may, at its option, (the "Exchange Option") require the Company to purchase all or any portion of the First Warrant, the Second Warrant and/or the Third Warrant held by such Purchaser for the Exchange Price (as herein defined), subject to the limitation on shares set forth below. The "Exchange Price" means a price equal to the number of shares of Common Stock Purchaser has exercised the option to require the Company to purchase times the greater of (x) one hundred fifty percent (150%) of the Black-Scholes Amount (as herein defined) of such Warrant and (y) the average closing sale price during the ten (10) trading days immediately preceding the earlier of (i) July 30, 1999 and (ii) the annual meeting of the Company's shareholders at which Shareholder Approval is considered over the Exercise Price. Such number of shares may include all shares of Common Stock Purchaser could receive upon exercise of such Warrant without giving effect to any limitations on the exercise thereof, but only to the extent such Warrant is not exercisable due to failure to obtain Shareholder Approval, the Nasdaq Approval and/or the Second Nasdaq Approval. The Company may elect to pay such Purchaser the Exchange Price either (m) in cash or (n) if, in the good faith business judgment of the Company's board of directors, the Company does not have sufficient liquidity to pay some or all of the Exchange Price, in cash (the "Cash Portion") to the extent that the Company has sufficient liquidity and in a promissory note (the "Exchange Note") to such Purchaser with a one-year term, interest equal to the then-current prime rate and in principal amount equal to the the difference between the Exchange Price and the Cash Portion. If the Company elects to deliver a Exchange Note, then the Company shall repay the outstanding principal and interest on the Exchange Note at the end of the one-year term and, during the one-year term, shall take all reasonable necessary actions to ensure that such outstanding principal and interest will be timely paid (and shall not take any actions inconsistent with such objective). From time to time during the one-year term, the Company shall pre-pay such outstanding principal and interest to the extent that it has sufficient liquidity, it being understood and agreed that no such pre-payment shall be required if, in the good faith business judgment of the Company's board of directors, the Company does not have any such liquidity with which to make any such pre-payment. If the Company delivers a Exchange Note and during the one-year term of such note, obtains Shareholder Approval as required by this
Section 4.13, the Company may, at its election, require the holder of a Exchange Note to exchange such Exchange Note for a Warrant with identical terms to the Warrant (or part thereof) which was exchanged by the Company (the "Original Warrant"), entitling such holder to purchase a number of shares of Common Stock equal to (I) the number of shares which could have been purchased by exercise of the Original Warrant times (II) the then-current outstanding principal and interest on the Exchange Note divided by (III) the original principal amount of the Exchange Note, at an exercise price equal to (q) the closing sale price of the Common Stock on the date the Company elected to exchange the Exchange Note for a warrant minus (r) an amount equal to the difference between (X) the average of the highest "X" (as defined below) closing sale prices of the Common Stock during the period (the "Computation Period") beginning on the earlier of
(i) July 30, 1999 and (ii) the date of the Company's annual meeting of shareholders at which Shareholder Approval was considered and ending on the date the Company elects to exchange the Exchange Notes for a new warrant and (Y) the exercise price of the Original Warrant at the time of exchange (with such number of shares and such exercise price being appropriately adjusted to give effect to any adjustments which would have been made to the exercise price and number of shares had such Warrant remained outstanding from the time of the exchange until the date of exchange); provided the following conditions are then met:

          (i) the Company has delivered to the Purchasers notice of its intention to exercise its right to exchange within ten (10) business days after obtaining Shareholder Approval;

          (ii) the exercise period of the new warrant begins on the date of issuance thereof and ends on the date which is the number of days following the effectiveness of the resale Registration Statement required to be filed under Section 2.1(b) of the Registration Rights Agreement equal to the number of days remaining in the exercise period of the Original Warrant at the time of the exchange of the Original Warrant;

          (iii) the Common Stock, including all Warrant Shares, is listed and trading on the Nasdaq National Market or the New York Stock Exchange;

         (iv) no breach of a material agreement or obligation of the Company under this Agreement, the Registration Rights Agreement or the Warrants has occurred; and

          (v) within sixty (60) days after the exchange, the Company shall obtain the effectiveness of a Registration Statement on Form S-3 covering the resale of the Warrant Shares on Form S-3; the Registration Rights Agreement shall apply to this obligation as if this obligation were included in Section 2.1(a) of the Registration Rights Agreement.

     For purposes of this Section 4.13, "X" shall mean: if the Computation Period is four (4) months or less, ten (10); if the Computation Period is greater than four (4) months but less than six (6) months, fifteen (15); if the Computation Period is greater than or equal to six (6) months, twenty (20).

                                    ARTICLE V
                    LEGEND REMOVAL AND TRANSFER INSTRUCTIONS

     V.1 Removal of Legend. The Legend shall be removed and the Company shall issue a certificate without any legend to the holder of any Security upon which such Legend is stamped, and a certificate for a Security shall be originally issued without any legend, if, unless otherwise required by applicable state securities laws, (a) the sale of such Security is registered under the Securities Act, (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, and reasonably satisfactory to the Company (the cost of which shall be borne by the Holder), to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or (c) such Security can be sold pursuant to Rule 144. Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, (i) pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or (ii) in compliance with an exemption from the registration requirements of the Securities Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the resale of such Security is suspended or a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Purchaser holding such Security, the Company may require that the Legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause
(b) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 or such holder provides the opinion with respect thereto described in clause (b) next above. Except for the Legend required pursuant to this Section 5.1, the Securities shall bear no legend.

     V.2 Transfer Agent Instructions. The Company shall instruct its transfer agent to issue certificates, registered in the name of Purchaser or its nominee, for the Shares and Warrant Shares in such amounts as specified from time to time by Purchaser to the Company. Such certificates shall bear a legend only in the form of the Legend and only to the extent permitted by Section 5.1 above. The Company warrants that no instruction other than such instructions referred to in this Article V, and no stop transfer instructions other than stop transfer instructions to give effect to Section 2.6 hereof in the case of the Shares and Warrant Shares prior to registration thereof under the Securities Act, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company. Nothing in this Section shall affect in any way Purchaser's obligations and agreement set forth in Section 5.1 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. Without limiting any other rights of Purchaser or obligations of the Company, if (a) Purchaser provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions (the reasonable cost of which shall be borne by the Company), to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) a Purchaser transfers Securities pursuant to Rule 144, the Company shall permit the transfer, and promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by such Purchaser in order to effect such a transfer or sale. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Purchaser by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this
Article V will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Article V, that a Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     V.3 Failure to Remove Legend. If the Company fails to remove any legend as required by this Article V (a "Legend Removal Failure"), then beginning on the tenth (10th) day following such failure, if the Company continues to fail to remove such legend, the Company shall pay to each Purchaser holding shares subject to a Legend Removal Failure an amount equal to one percent (1%) of the fair market value of the Shares and Warrant Shares then held by such Purchaser per day that such failure continues. For purposes hereof, the number of Warrant Shares held by a Purchaser shall be calculated as though all Warrants held by such Purchaser were fully exercised, without regard to any limitations on the exercise thereof. If during any twelve (12) month period, the Company fails to remove any legend as required by this Article V for an aggregate of thirty (30) days, each Purchaser holding shares subject to a Legend Removal Failure may, at its option, require the Company to purchase all or any portion of the Shares and Warrant Shares held by such Purchaser at a price per share equal to the greater of (i) one hundred fifty percent (150%) of the Per Share Price and (ii) the fair market value of such share.

                                   ARTICLE VI
                 CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

    VI.1 Conditions to the Company's Obligation to Sell. The obligation of the Company hereunder to issue and sell the Shares and Warrants to a Purchaser at the Closing is subject to the satisfaction, as of the date of the Closing and with respect to such Purchaser, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

          (i) Such Purchaser shall have executed the signature page to this Agreement and the Registration Rights Agreement and delivered the same to the Company.

          (ii) Such Purchaser shall deliver the applicable Purchase Price for the Shares and Warrant Shares purchased at the Closing.

          (iii) The representations and warranties of such Purchaser shall be true and correct as of the date when made and as of the Closing as though made at that time, and Purchaser shall have performed, satisfied and complied in all material respects with the covenants and agreements required by this Agreement to be performed or complied with by Purchaser at or prior to the Closing. The Company shall have received a certificate executed by the Chief Executive Officer or Chief Financial Officer of such Purchaser dated the Date of the Closing to the foregoing effect and as to such other matters as may be reasonably requested by the Company.

          (iv) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

                                   ARTICLE VII
              CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE

     VII.1 Conditions to the Closing. The obligation of each Purchaser hereunder to purchase the Shares and Warrants to be purchased by it on the date of the Closing is subject to the satisfaction of each of the following conditions, provided that these conditions are for each Purchaser's sole benefit and may be waived by such Purchaser (with respect to it) at any time in such Purchaser's sole discretion:

          (i) The Company shall have executed the signature page to this Agreement and the Registration Rights Agreement and delivered the same to such Purchaser.

          (ii) The Company shall have delivered duly executed certificates for the Shares (in such denominations as such Purchaser shall reasonably request) and Warrant being so purchased by Purchaser at the Closing.

          (iii) The Common Stock, including all Shares and Warrant Shares, shall be listed on the Nasdaq and trading in the Common Stock shall not have been suspended by the Nasdaq, the SEC or other regulatory authority and no de-listing or suspension shall be reasonably likely for the foreseeable future.

          (iv) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing as though made at that time and the Company shall have performed, satisfied and complied with the covenants and agreements required by this Agreement to be performed or complied with by the Company at or prior to the Closing. Such Purchaser shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing to the foregoing effect and as to such other matters as may be reasonably requested by such Purchaser.

          (v) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (vi) Such Purchaser shall have received the officer's certificate described in Section 3.3, dated as of the Closing and there shall be no material changes from the date of signing of this Agreement to the date of the Closing other than as a result of issuance of Common Stock pursuant to options, warrants and other obligations disclosed on Schedule 3.3 as of the date of this Agreement.

          (vii) Such Purchaser shall have received opinions of the Company's counsel, dated as of the Closing, in the form attached hereto as Exhibit C.

          (viii) The Company's transfer agent has agreed to act in accordance with irrevocable instructions in the form attached hereto as Exhibit D.

          (ix) Intel Corporation ("Intel") has previously or simultaneously with the Closing exchanged all rights to Intel's future royalty stream into warrants (on the same terms as the Warrants, including but not limited to with respect to exercise price) Common Stock at an exchange rate acceptable to the Company which is not less than five million dollars ($5,000,000), pursuant to documents acceptable to such Purchaser.

          (x) The Company has filed a Form D with respect to the Securities with the SEC as required under Regulation D and has provided a copy thereof to each Purchaser.

         (xi) The Company has filed an Additional Listing Application (and no additional time is required for the effectiveness thereof) with respect to all Shares and Warrant Shares with the National Association of Securities Dealers and has provided a copy thereof to each Purchaser.

     VII.2 [Intentionally deleted].



                                  ARTICLE VIII
                          GOVERNING LAW; MISCELLANEOUS

     VIII.1 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed in the State of California. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts located in the State of California and the state courts located in the County of Los Angeles in the State of California in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by the first class mail shall be deemed in every respect effective service of process upon the Company in any suit or proceeding arising hereunder. Nothing herein shall affect any Purchaser's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     VIII.2 Vecchione Transactions. If Maurizio Vecchione disposes of any Common Stock beneficially owned by him while the Common Stock is trading at or below twenty five dollars ($25) per share during the period beginning on the date of the Closing and ending on the earlier of (i) the later of (a) six (6) months following the effectiveness of the Registration Statement required to be filed pursuant to Section 2.1 of the Registration Rights Agreement and (b) the first
(1st) anniversary of the date of the Closing and (ii) the date on which Maurizio Vecchione ceases to be President or CEO of the Company, the Company shall pay to each Purchaser an amount equal to (x) the number of Shares and Warrant Shares (without giving effect to any exercise thereof) then held by such Purchaser times (y) the difference between (m) the closing bid price of the Common Stock on the trading day immediately preceding the day on which such disposal was publicly announced (the "Vecchione Announcement Date") and (n) the lowest closing bid price of the Common Stock during the thirty (30) trading day period beginning on the Vecchione Announcement Date; provided, however, that the Company shall not be required to make such payment with respect to any sales until Maurizio Vecchione sells or otherwise transfers in excess of fifty thousand (50,000) shares of Common Stock in aggregate during such period at a price less than twenty five dollars ($25) pursuant to Rule 144. If Joyce Freedman or Lee Freedman (each a "Freedman") dispose of any stock beneficially owned by such Freedman at any time during the period begining on the date of the Closing and ending on the date which is six (6) months following the effectiveness of the Registration Statement required to be filed pursuant to
Section 2.1 of the Registration Rights Agreement, the Company shall pay to each Purchaser an amount equal to (x) the number of Shares and Warrant Shares (without giving effect to any exercise thereof) then held by such Purchaser times (y) the difference between (m) the closing bid price of the Common Stock on the trading day immediately preceding the day on which such disposal was publicly announced (the "Freedman Announcement Date") and (n) the lowest closing bid price of the Common Stock during the thirty (30) trading day period beginning on the Freedman Announcement Date.

     VIII.3 Counterparts. This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional original executed signature pages to be promptly delivered to the other parties.

     VIII.4 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     VIII.5 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     VIII.6 Scope of Agreement; Amendments. This Agreement and the documents and instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, no Purchaser makes any representation, warranty, covenant or undertaking with respect the transactions contemplated hereby. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

     VIII.7 Notice. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or by facsimile-machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

If to the Company:

     ModaCAD, Inc.
     3861 Sepulveda Blvd.
     Culver City, CA 90230
     Telecopy: (310) 751-2120
     Attention: President
with a copy to:

     Coudert Brothers
     1055 West Seventh Street - 20th Floor
     Los Angeles, CA 90017
     Telecopy: (213) 689-4467
     Attention: John A. St. Clair

If to any Purchaser, to such address set forth under such Purchaser's name on the signature page hereto executed by such Purchaser. Each party shall provide notice to the other parties of any change in address.

     VIII.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.
Notwithstanding the foregoing, each Purchaser may assign its rights and obligations hereunder and may transfer any or all of its Securities to any of its "affiliates," as that term is defined under the Exchange Act, without the consent of the Company so long as such affiliate is an accredited investor. This provision shall not limit each Purchaser's right to transfer the Securities pursuant to the terms of this Agreement. In addition, and notwithstanding anything to the contrary contained in this Agreement, the Warrant or the Registration Rights Agreement, the Securities may be pledged, and all rights of Purchaser under this Agreement or any other agreement or document related to the transaction contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with a Purchaser's margin or brokerage accounts.

     VIII.9 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     VIII.10 Survival. The representations, warranties, covenants and agreements of the Company in this Agreement shall survive each and every Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of Purchaser. The Company agrees to indemnify and hold harmless each Purchaser and each of each Purchaser's officers, directors, employees, partners, agents and affiliates for loss or damage to the extent arising as a result of or related to
(a) any breach by the Company of any of its representations or covenants set forth herein or (b) any cause of action, suit or claim brought or made against such indemnitee (other than by the Company solely for breach of this Agreement, the Warrant or the Registration Rights Agreement by the indemnitee or by governmental or regulatory authorities) and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto or contemplated hereby, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or the status of Purchaser as an investor in the Company, except to the extent that such actual loss or damage arises out of or results from a breach by such indemnitee of this Agreement, the Warrant or the Registration Rights Agreement or from a Purchaser's violation of law. The right to indemnification shall include the right to advancement of expenses as they are incurred.

     VIII.11 Public Filings; Publicity. Immediately following execution of this Agreement, the Company shall issue a press release with respect to the transactions contemplated hereby. The Company and each Purchaser shall have the right to approve before issuance any press releases (including the foregoing press release), SEC or other filings, or any other public statements, with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or SEC, Nasdaq, NASD or exchange filings with respect to such transactions as is required by applicable law and regulations (although each Purchaser shall (to the extent time permits) be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

     VIII.12 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the filing of all appropriate documentation and notifications with Nasdaq with respect to the Warrant Shares immediately following each of any applicable Shareholder Approval, any applicable Nasdaq Approval and any applicable Second Nasdaq Approval.

     VIII.13 Remedies. No provision of this Agreement providing for any remedy to a Purchaser shall limit any remedy which would otherwise be available to such Purchaser at law or in equity. Nothing in this Agreement shall limit any rights a Purchaser may have with any applicable federal or state securities laws with respect to the investment contemplated hereby.

     VIII.14 Directly or Indirectly. Where any provision in this Agreement refers to action to be taken by any person or entity, or which such person or entity is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such person or entity.

    VIII.15  Remedies,  Characterizations,   Other  Obligations,  Breaches  and
Injunctive Relief. The remedies provided in this Agreement shall be cumulative and in addition to all other remedies available under this Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Purchaser's right to actual damages for any failure by the Company to comply with the terms of this Agreement. The Company covenants to each Purchaser that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by each Purchaser and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchasers and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Purchasers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     VIII.16 Payment of Cash; Defaults. Whenever the Company is required to make any cash payment to a Purchaser under this Agreement, such cash payment shall be due on the date (the "Cash Due Date") that such Purchaser delivers written notice from the Purchaser to the Company. Such cash payment shall be made to the Purchaser by the method (by certified or cashier's check or wire transfer of immediately available funds) elected by such Holder. If such payment is not delivered within two (2) days of the Cash Due Date, such Purchaser shall thereafter be entitled to interest on the unpaid amount at a per annum rate equal to the lower of eighteen percent (18%) and the highest interest rate permitted by applicable law until such amount is paid in full to the Holder.

     VIII.17 Failure or Indulgence Not Waiver. No failure or delay on the part of a Purchaser in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     VIII.18 Termination. In the event that the Closing shall not have occurred on or before two (2) business days after the date of this agreement, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date.

     VIII.19 Black-Scholes Amount. The "Black-Scholes Amount" shall be an amount determined by calculating the "Black-Scholes" value of an option to purchase one share of Common Stock on the applicable page on the Bloomberg online page, using the following variable values at the time of applicable to the purchase: (i) the current market price of the Common Stock equal to the closing trade price on the date of the Closing; (ii) volatility of the Common Stock equal to volatility of the Common Stock on the date of the Closing; (iii) a risk free rate equal to the interest rate on the United States treasury bill or treasury note with a maturity corresponding to the remaining term of the Warrant on the date of the Closing; and (iv) an exercise price equal to the Exercise Price on the date of the Closing. In the event such calculation function is no longer available utilizing the Bloomberg online page, the Holder shall calculate such amount in its reasonable discretion using the closest available alternative mechanism and variable values to those available utilizing the Bloomberg online page for such calculation function.

     VIII.20 Miscellaneous. Notwithstanding anything to the contrary in this Agreement or the Warrants, to the extent that the consent or approval of each Purchaser is required under the documents, with respect to a given matter, no Purchaser who initially puchases less than one million dollars ($1,000,000) shall have such consent or approval right.

                                      * * *

    IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

PURCHASERS:

PURCHASER:

CASTLE CREEK TECHNOLOGY PARTNERS LLC

By: Castle Creek Partners, L.L.C.
Its: Investment Manager

By:
Name: John D. Ziegelman
Title: Managing Member

ADDRESS:77 W. Wacker Drive, Suite 4040   COPY TO: Altheimer & Gray
        Chicago, Illinois 60601                   10 S. Wacker Drive, Suite 4000
        Facsimile: (312) 499-6999                 Chicago, Illinois 60606
                                                  Attention: Peter H. Lieberman
                                                  Facsimile: (312) 715-4800

JURISDICTION: ILLINOIS

AGGREGATE NUMBER OF SHARES: 455,218
AGGREGATE NUMBER OF WARRANT SHARES REPRESENTED BY WARRANT A-1: 159,326 AGGREGATE NUMBER OF WARRANT SHARES REPRESENTED BY WARRANT A-2: 189,674 AGGREGATE NUMBER OF WARRANT SHARES REPRESENTED BY WARRANT A-3: 189,674

PURCHASER:


MARSHALL CAPITAL MANAGEMENT, INC.

By:
Name: Allan Weine
Title: President

ADDRESS:c/o Credit Suisse First Boston   COPY TO:c/o Credit Suisse First Boston
        11 Madison Ave., Third Floor            227 W. Monroe Street, 41st Floor
        New York, NY 10010                      Chicago, IL 60606
        Facsimile Number: (312) 750-1031

JURISDICTION: NEW YORK

AGGREGATE NUMBER OF SHARES: 227,609
AGGREGATE NUMBER OF WARRANT SHARES REPRESENTED BY WARRANT A-1: 79,663 AGGREGATE NUMBER OF WARRANT SHARES REPRESENTED BY WARRANT A-2: 94,837 AGGREGATE NUMBER OF WARRANT SHARES REPRESENTED BY WARRANT A-3: 94,837

PURCHASER:

WINFIELD CAPITAL CORP.

By:
Name:  Paul A. Perlin
Title: Chief Executive Officer

ADDRESS: 237 Mamaroneck Avenue              COPY TO:
         White Plains, New York 10605
         Facsimile Number: (914) 949-7195

JURISDICTION: New York

AGGREGATE NUMBER OF SHARES: 47,000
AGGREGATE NUMBER OF WARRANT SHARES REPRESENTED BY WARRANT A-1: 16,450 AGGREGATE NUMBER OF WARRANT SHARES REPRESENTED BY WARRANT A-2: 19,583 AGGREGATE NUMBER OF WARRANT SHARES REPRESENTED BY WARRANT A-3: 19,583

PURCHASER:

SPINNER ASSET MANAGEMENT CO.

By:
Name:
Title:

ADDRESS:                                             COPY TO:

Facsimile Number:

JURISDICTION:

AGGREGATE NUMBER OF SHARES: 47,000
AGGREGATE NUMBER OF WARRANT SHARES REPRESENTED BY WARRANT A-1: 16,450 AGGREGATE NUMBER OF WARRANT SHARES REPRESENTED BY WARRANT A-2: 19,583 AGGREGATE NUMBER OF WARRANT SHARES REPRESENTED BY WARRANT A-3: 19,583

COMPANY:

MODACAD, INC.

By:    /s/ JOYCE FREEDMAN
   ________________________________
   Name: Joyce Freedman
   Title: Chief Executive Officer

                                  EXHIBIT A-1

VOID AFTER 5:00 P.M.
[EASTERN] TIME ON APRIL 7, 2004 [fifth anniversary of Closing]


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

Right to Purchase ____ Shares of Common Stock

Date: April 7, 1999

                                  MODACAD, INC.
                             STOCK PURCHASE WARRANT


     THIS CERTIFIES THAT, for value received, _______________ or its registered assigns, is entitled to purchase from ModaCAD, Inc., a California corporation (the "Company"), at any time or from time to time during the period specified in
Section 2 hereof, ______________ [0.35 times (initial tranche funded amount divided by initial tranche purchase price per share)] fully paid and nonassessable shares of the Company's common stock (the "Common Stock"), at an initial exercise price of $13.72 per share (the "Exercise Price" [125% of Per Share Price (as defined in the Securities Purchase Agreement (as defined below)]), subject to adjustment as contained in Section 1(f) hereof. This Warrant is being issued pursuant to that certain Securities Purchase Agreement dated April 7, 1999 between the Company and the signatory thereto (the
"Securities Purchase Agreement"). The number of shares of Common Stock purchasable hereunder (the "Warrant Shares") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "Warrants" means this Warrant and the other warrants of the Company issued pursuant to the terms of the Securities Purchase Agreement.

     The term "Closing Bid Price" means, for any security as of any date, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the holder hereof (the "Holder") if Bloomberg Financial Markets is not then reporting closing bid prices of such security (collectively, "Bloomberg"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board of such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holder with the costs of such appraisal to be borne by the Company.

     This Warrant is subject to the following terms, provisions, and conditions:

     1. Mechanics of Exercise. Subject to the provisions hereof, including, without limitation, the limitations contained in Section 8(f) hereof, this Warrant may be exercised as follows:

          (a) Manner of Exercise. This Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (or evidence of loss, theft, destruction or mutilation thereof in accordance with Section 8(c) hereof), together with a completed exercise agreement in the Form of Exercise Agreement attached hereto as Exhibit 1 (the "Exercise Agreement"), to the Company at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) if the Holder elects to effect a Cashless Exercise (as defined in Section 12(c) below), delivery to the Company of a written Exercise Agreement for a Cashless Exercise hereunder for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the Holder or Holder's designees, as the record owner of such shares, as of the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment (or notice of an election to effect a Cashless Exercise) shall have been made for such shares as set forth above.

          (b) Issuance of Certificates. Subject to Section 1(c), certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised (the "Delivery Period"). The certificates so delivered shall be in such denominations as may be reasonably requested by the Holder and shall be registered in the name of Holder or such other name as shall be designated by such Holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

          (c) Exercise Disputes. In the case of any dispute with respect to an exercise, the Company shall promptly issue such number of shares of Common Stock as are not disputed in accordance with this Section. If such dispute involves the calculation of the Exercise Price, the Company shall submit the disputed calculations to a nationally recognized independent accounting firm (selected by the Company) via facsimile within three (3) business days of receipt of the Exercise Agreement. The accounting firm shall audit the calculations and notify the Company and the converting Holder of the results no later than two (2) business days from the date it receives the disputed calculations. The accounting firm's calculation shall be deemed conclusive, absent manifest error. The Company shall then issue the appropriate number of shares of Common Stock in accordance with this Section.

          (d) Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Exercise Price of a share of Common Stock (as determined for exercise of this Warrant into whole shares of Common Stock); provided that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

          (e) Buy-In. If (i) the Company fails for any reason (other than Holder's failure to pay to the Company the Exercise Price or to deliver to the Company a duly executed notice to exercise a Cashless Exercise) to deliver during the Delivery Period shares of Common Stock to Holder upon an exercise of this Warrant and (ii) after the applicable Delivery Period with respect to such an exercise, Holder purchases (in an open market transaction or otherwise) shares of Common Stock to make delivery upon a sale by Holder of the shares of Common Stock (the "Sold Shares") which Holder was entitled to receive upon such exercise (a "Buy-in"), the Company shall pay Holder (in addition to any other remedies available to Holder) the amount by which (x) Holder's total purchase price (including brokerage commission, if any) for the shares of Common Stock so purchased exceeds (y) the lesser of (A) the Exercise Price or (B) the net proceeds received by Holder from the sale of the Sold Shares. Holder shall provide the Company written notification indicating any amounts payable to Holder pursuant to this subsection.

     2. Period of Exercise. This Warrant is exercisable at any time or from time to time on or after the date hereof and before 5:00 P.M., Eastern Time on the fifth (5th) anniversary of the date hereof (the "Exercise Period").

     3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

          (a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and non-assessable and free from all liens, claims and encumbrances.

         (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

          (c) Listing. From and after the date of issuance of this Warrant, the Company shall have secured and shall thereafter, for at least three (3) years after the date of issuance of this Warrant, maintain the listing of the shares of Common Stock issuable upon exercise of this Warrant upon The Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange or the American Stock Exchange, as required by Section 4.10 of the Securities Purchase Agreement and upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of any other shares of capital stock of the Company issuable upon the exercise of this Warrant so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

          (d) Certain Actions Prohibited. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such actions as may reasonably be requested by the Holder of this Warrant in order to protect the exercise privilege of the Holder of this Warrant, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

     4. Antidilution Provisions. During the Exercise Period or until fully exercised, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

          (a) Adjustment of Exercise Price and Number of Shares upon Issuance of Common Stock. Except as otherwise provided in Section 4(c) and 4(e) hereof, if and whenever after the initial issuance of this Warrant, the Company issues or sells, or in accordance with Section 4(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Market Price (as herein defined) on the date of issuance (a "Dilutive Issuance"), then effective immediately upon the Dilutive Issuance, the Exercise Price will be adjusted in accordance with the following formula:

     E' = (E) (O + P/M) / (CSDO)


     where:

     E' = the adjusted Exercise Price
     E = the then current Exercise Price;
     M = the then current Market Price;
     O = the number of shares of Common Stock  outstanding  immediately  prior to the Dilutive Issuance;
     P = the  aggregate  consideration,  calculated as set forth in Section 4(b)
         hereof, received by the Company upon such Dilutive Issuance; and CSDO = the total number of shares of Common Stock Deemed Outstanding (as herein defined) immediately after the Dilutive Issuance.

          (b) Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under Section 4(a) hereof, the following will be applicable:

              (i) Issuance of Rights or Options. If the Company in any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("Convertible Securities"), but not to include the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options"), and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the Market Price on the date of issuance ("Below Market Options"), then the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the price per share for which Common Stock is issuable upon the exercise of such Below Market Options is determined by dividing
          (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of such Below Market
          Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Market Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by
          (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

               (ii) Issuance of Convertible Securities.

                    (A) If the  Company  in  any  manner  issues  or  sells  any
               Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 4(b)(ii)(B) if applicable) is less than the Market Price on the date of issuance, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible
               Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuances of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

                    (B) If the  Company  in  any  manner  issues  or  sells  any
               Convertible Securities with a fluctuating conversion or exercise price or exchange ratio (a "Variable Rate Convertible Security"), then the price per share for which Common Stock is issuable upon such exercise, conversion or exchange for purposes of the calculation contemplated by Section 4(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable assuming that (1) all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied, and (2) the Market Price on the date of issuance of such Convertible Security was 80% of the Market Price on such date (the "Assumed Variable Market Price").

               (iii) Change in Option Price or Conversion Rate. Except for the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, if there is a change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange or any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

               (iv) Treatment of Expired Options and Unexercised Convertible Securities. If, in any case, the total number of shares of Common Stock issuable upon exercise of any Options or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Options or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

               (v) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration except where such consideration consists of freely-tradeable securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash or securities will be determined in the good faith reasonable business judgment of the Board of Directors.

              (vi) Exceptions to Adjustment of Exercise Price. No adjustment to the Exercise Price will be made (i) upon the exercise of any warrants, options or convertible securities issued and outstanding on the date hereof in accordance with the terms of such securities as of such date; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose; (iii) upon the issuance of the Common Shares (as defined in the Securities Purchase Agreement) or Warrants in accordance with terms of the Securities Purchase Agreement; or (iv) upon the exercise of the Warrants.

          (c) Subdivision or Combination of Common Stock. If the Company, at any time after the initial issuance of this Warrant, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

          (d) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          (e) Major Transactions. If the Company shall consolidate or merge with any other corporation or entity (other than a merger in which the Company is the surviving or continuing entity and its capital stock is unchanged and unissued in such transaction (except for Common Stock constituting less than twenty percent (20%) of the Company's Common Stock then outstanding)) or any subsidiary of the Company shall be a party to a merger or consolidation or other extraordinary transaction and the Company issues twenty percent (20%) or more of its Common Stock in any such merger, consolidation or other transaction or there shall occur any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property or any reclassification or change of the outstanding shares of Common Stock (each of the foregoing being a "Major Transaction"), then each holder of a Warrant may thereafter, at its option, be entitled, at its election, either to (a) in the event that the Common Stock remains outstanding or holders of Common Stock receive any common stock or substantially similar equity interest, in each of the foregoing cases which is publicly traded, retain its Warrant and such Warrant shall continue to apply to such Common Stock or shall apply, as nearly as practicable, to such other common stock or equity interest, as the case may be, or (b) regardless of whether (a) applies, receive consideration, in exchange for such Warrant, equal to the greater of, as determined in the sole discretion of such holder, (i) the number of shares of stock or securities or property of the Company, or of the entity resulting from such Major Transaction (the "Major Transaction Consideration"), to which a holder of the number of shares of Common Stock delivered upon the exercise of such Warrant would have been entitled upon such Major Transaction had such holder exercised the Warrant (without regard to any limitations on conversion or elsewhere contained) on the trading date immediately preceding the public announcement of the transaction resulting in such Major Transaction and had such Common Stock been issued and outstanding and had such Holder been the holder of record of such Common Stock at the time of the consummation of such Major Transaction, and (ii) cash paid by the Company in immediately available funds, in an amount equal to one hundred and twenty five percent (125%) of the Black-Scholes Amount (as defined herein) times the number of shares of Common Stock for which this Warrant was exercisable (without regard to any limitations on exercise herein contained); and the Company shall make lawful provision for the foregoing as a part of such Major Transaction and shall cause the issuer of any security in such transaction which constitutes Registrable Securities under that certain Registration Rights Agreement dated April 7, 1999 among the Company and the signatories thereto (the "Registration Rights Agreement") to assume all of the Company's obligations under the Registration Rights Agreement. No sooner than ten
     (10) business days nor later than five (5) business days prior to the consummation of the Major Transaction, but not prior to the public announcement of such Major Transaction, the Company shall deliver written notice ("Notice of Major Transaction") to each holder of a Warrant, which Notice of Major Transaction shall be deemed to have been delivered one (1) business day after the Company's sending such notice by telecopy (provided that the Company sends a confirming copy of such notice on the same day by overnight courier) of such Notice of Major Transaction. Such Notice of Major Transaction shall indicate the amount and type of the Major Transaction consideration which such holder of a Warrant would receive under this Section. If the Major Transaction Consideration does not consist entirely of United States currency, such holder may elect to receive United States currency in an amount equal to the value of the Major Transaction Consideration in lieu of the Major Transaction Consideration by delivering notice of such election to the Company within five (5) business days of such holder's receipt of the Notice of Major Transaction.

     The "Black-Scholes Amount" shall be an amount determined by calculating the "Black-Scholes" value of an option to purchase one share of Common Stock on the applicable page on the Bloomberg online page, using the following variable values: (i) the current market price of the Common Stock equal to the closing trade price on the last trading day before the date of the Notice of the Major Transaction; (ii) volatility of the Common Stock equal to the volatility of the common Stock during the 100 trading day period preceding the date of the Notice of the Major Transaction; (iii) a risk free rate equal to the interest rate on the United States treasury bill or treasury note with a maturity corresponding to the remaining term of this Warrant on the date of the Notice of the Major Transaction; and (iv) an exercise price equal to the Exercise Price on the date of the Notice of the Major Transaction. In the event such calculation function is no longer available utilizing the Bloomberg online page, the Holder shall calculate such amount in its sole discretion using the closest available alternative mechanism and variable values to those available utilizing the Bloomberg online page for such calculation function.

         (f) Distribution of Assets. In case the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company's shareholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time after the initial issuance of this Warrant, then the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

          (g) Notices of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the Holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

          (h) Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

          (i) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock; provided that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

          (j) Other Notices. In case at any time:

               (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution to the holders of the Common Stock;

               (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

               (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

               (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the Holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto, but in no event earlier than public announcement of such proposed transaction or event. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses
(i), (ii), (iii) and (iv) above.

          (k) Certain Definitions.

               (i) "Common Stock Deemed Outstanding" shall mean the number of shares of Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) in case of any adjustment required by Section 4(a) resulting from the issuance of any Options, the maximum total number of shares of Common Stock issuable upon the exercise of the Options for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Options), and (y) in the case of any adjustment required by Section 4(a) resulting from the issuance of any Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

               (ii) "Market Price," as of any date, (i) means the average of the Closing Bid Prices for the shares of Common Stock as reported to The Nasdaq National Market for the trading day immediately preceding such date, or (ii) if The Nasdaq National Market is not the principal trading market for the Common Stock, the average of the last reported bid prices on the principal trading market for the Common Stock during the same period, or, if there is no bid price for such period, the last reported sales price for such period, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the average fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holders of a majority in interest of the Warrants, with the costs of the appraisal to be borne by the Company. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

              (iii)  "Common  Stock," for purposes of this Section 4,  includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(e) hereof, the stock or other securities or property provided for in such Section.

                    (l) Other Adjustments. If:

                    (1) Maurizio Vecchione disposes of any shares of Common Stock beneficially owned by him while the Common Stock is trading at or below twenty five dollars ($25) per share during the period beginning on the date of the First Closing and ending on the earlier of (i) the later of (A) six (6) months after the effectiveness of the Registration Statement required to be filed by Section 2.1 of the Registration Rights Agreement and (B) the first (1st) anniversary of the date of the First Closing and (ii) the date on which Maurizio Vecchione ceases to be President or CEO of the Company; or

                    (2) Joyce Freedman or Lee Freedman (each a "Freedman") dispose of any shares of Common Stock beneficially owned by such Freedman at any time during the period begining on the date of the Closing and ending on the date which is six (6) months following the effectiveness of the Registration Statement required to be filed by Section 2.1 of the Registration Rights Agreement, then the Exercise Price shall be adjusted to the Adjusted Exercise Price (as defined herein) if such adjustment would result in a decrease in the Exercise Price; provided, however, that the Exercise Price shall not be adjusted upon the occurrence of a disposal described in clause (1) until Maurizio Vecchione sells or otherwise transfers in excess of fifty thousand (50,000) shares of Common Stock in aggregate during such period at a price less than twenty five dollars ($25) pursuant to Rule 144. For any disposal of Common Stock described hereunder, the "Adjusted Exercise Price" shall mean the lesser of (a) the lowest closing bid price of the Common Stock during the thirty (30) trading day period beginning on the trading day (the "Announcement Date") immediately preceding the day on which such disposal was publicly announced and (b) the price per share which Vecchione or such Freedman, as applicable, received in connection with such disposal; provided, however, that if the Adjusted Exercise Price described above is greater than the Exercise Price, then the Adjusted Exercise Price shall be equal to (c) the lowest closing bid price of the Common Stock during the thirty (30) trading day period beginning on the Announcement Date divided by (d) the closing bid price of the Common Stock on the Announcement Date times (e) the Exercise Price.

     5. Cap Amount. Prior to Nasdaq Approval (as defined in the Securities Purchase Agreement) or 4460 Shareholder Approval (as defined in the Securities Purchase Agreement), unless otherwise permitted by The Nasdaq National Market or unless the rules thereof no longer are applicable to the Company, in no event shall the total number of shares of Common Stock issued at the Closing under the Securities Purchase Agreement and upon exercise of the Warrants exceed the maximum number of shares of Common Stock that the Company can without stockholder approval so issue pursuant to Nasdaq Rule 4460(i) (or any successor rule) (the "Cap Amount") upon Closing under the Securities Purchase Agreement and the exercise of the Warrants, which, as of the date of initial issuance of Common Stock and Warrants to the Holders, which amount is one million, two hundred thirty two thousand and forty five (1,232,045) shares. The Cap Amount shall be allocated pro rata among the Holders based on the number of shares of Common Stock and Warrants issued to each Holder. In the event a Holder shall sell or otherwise transfer any of such Holder's Warrants, each transferee shall be allocated a pro rata portion of such transferor's Cap Amount. A Holder's allocable portion of the Cap Amount shall be allocated first to the Common Stock issued to the Holder at the Closing under the Securities Purchase Agreement, then to the First Warrants (as defined in the Securities Purchase Agreement) and only the Warrants shall be subject to the limitation imposed by this Section 5.

     6. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder.

     7. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     8. Transfer, Exchange, Redemption and Replacement of Warrant.

          a. Restriction on Transfer. This Warrant and the rights granted to the Holder are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the Form of Assignment attached hereto as Exhibit 2, at the office or agency of the Company referred to in Section 8(e) below, provided, however, that any transfer or assignment shall be subject to the provisions of Section 5.1 and 5.2 of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 9 hereof are assignable only in accordance with the provisions of the Registration Rights Agreement.

          b. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to in Section 8(e) below, for new Warrants, in the form hereof, of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the Holder of at the time of such surrender.

         c. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or, in the case of any such loss, theft, or destruction, upon delivery, of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant, in the form hereof, in such denominations as Holder may request.

          d. Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 8, this Warrant shall be promptly canceled by the Company. The Company shall pay all issuance taxes (other than securities transfer taxes) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 8.

          e. Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

          f. Additional Restriction on Exercise or Transfer. Notwithstanding anything to the contrary contained herein, the Warrants shall not be exercisable by the Holder to the extent (but only to the extent) that, if exercisable by Holder, Holder would beneficially own in excess of 9.9% (the "Applicable Percentage") of the shares of Common Stock. To the extent the above limitation applies, the determination of whether the Warrants shall be exercisable (vis-a-vis other securities owned by Holder which contain similar limitations on conversion) and of which Warrants shall be exercisable (as among Warrants) shall be made on the basis of the earliest submission of the Warrants (vis-a-vis other securities owned by the Holder which contain similar limitations on conversion and vis a vis other Warrants), in each case subject to such aggregate percentage limitation. No prior inability to exercise Warrants pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. For the purposes of this paragraph, beneficial ownership and all determinations and calculations, including without limitation, with respect to calculations of percentage ownership, shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D and G thereunder. The provisions of this paragraph may be implemented in a manner otherwise than in strict conformity with the terms of this Section 8(f) with the approval of the Board of Directors of the Company and the
     Holder: (i) with respect to any matter to cure any ambiguity herein, to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Applicable Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Applicable Percentage limitation; and (ii) with respect to any other matter (including through any amendment of this Warrant), with the further consent of the holders of a majority of the then outstanding shares of Common Stock. For clarification, it is expressly a term of this security that the limitations contained in this Section shall apply to each successor Holder.

    9. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement.

     10. Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or by confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                  If to the Company:

                           ModaCAD, Inc.
                           3861 Sepulveda Blvd.
                           Culver City, CA 90230
                           Telecopy: (310) 751-2120
                           Attention: President


                           with a copy to:

                           Coudert Brothers
                           1055 West Seventh Street - 20th Floor
                           Los Angeles, CA  90017
                           Telecopy:  (213) 689-4467
                           Attention:  John A. St. Clair

and if to the Holder, at such address as Holder shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 10.

     11. Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed in the State of California. The Company irrevocably consents to the jurisdiction of the United States federal courts located in the State of California and the state courts located in the County of Los Angeles in the State of California in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company agrees that a final nonappealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     12. Miscellaneous.

          a. Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder, subject to the limitation contained in Section 8(f).

          b. Descriptive Headings. The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

          c. Cashless Exercise. Notwithstanding anything to the contrary contained in this Warrant, this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the Holder's intention to effect a Cashless Exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the Holder shall surrender this Warrant for the number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be such then current Market Price per share of Common Stock.

          di Assignability. This Warrant shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Holder and its successors and assigns. The Holder shall notify the Company upon the assignment of this Warrant.

                                      * * *

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.



     ModaCAD, Inc.

     By:     /s/ JOYCE FREEDMAN
        _____________________________
     Name:   Joyce Freedman
     Title:  Chief Executive Officer

                           FORM OF EXERCISE AGREEMENT

         (To be Executed by the Holder in order to Exercise the Warrant)

     The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of common stock of ModaCAD, Inc., a California corporation (the "Company"), evidenced by the attached Warrant, and [herewith makes payment of the Exercise Price with respect to such shares in full/ elects to effect a Cashless Exercise pursuant to the terms of the Warrant], all in accordance with the conditions and provisions of said Warrant.

     (i) The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     (ii) The undersigned requests that stock certificates for such shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Holder (or such other person or persons indicated below) and delivered to the undersigned (or designee(s) at the address (or addresses) set forth below:

Date:
          Signature of Holder


          Name of Holder (Print)

          Address:

                             FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee                 Address                         No. of Shares


, and hereby irrevocably constitutes and appoints ______________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Date:____________, _____,

In the presence of



                                   Name:


                                   Signature:
                                   Title of Signing Officer or Agent (if any):

                                   Address:

                                   Note: The above signature should
                                   correspond exactly with the
                                   name on the face of the within Warrant.

                                  EXHIBIT A-2

OID AFTER 5:00 P.M.
[EASTERN] TIME ON APRIL 7, 2000 [first anniversary of Closing]


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

     Right to Purchase ____ Shares of Common Stock

Date: April 7, 1999

                                  MODACAD, INC.
                             STOCK PURCHASE WARRANT


     THIS CERTIFIES THAT, for value received, _______________ or its registered assigns, is entitled to purchase from ModaCAD, Inc., a California corporation (the "Company"), at any time or from time to time during the period specified in
Section 2 hereof, ______________ [Purchaser's portion of $5 million, allocated pro rata based upon original funding amounts] fully paid and nonassessable shares of the Company's common stock (the "Common Stock"), at an initial exercise price of $13.18 per share (the "Exercise Price" [120% of Per Share Price (as defined in the Securities Purchase Agreement (as defined below)]). This Warrant is being issued pursuant to that certain Securities Purchase Agreement dated April 7, 1999 between the Company and the signatory thereto (the "Securities Purchase Agreement"). The number of shares of Common Stock purchasable hereunder (the "Warrant Shares") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "Warrants" means this Warrant and the other warrants of the Company issued pursuant to the terms of the Securities Purchase Agreement.

     The term "Closing Bid Price" means, for any security as of any date, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the holder hereof (the "Holder") if Bloomberg Financial Markets is not then reporting closing bid prices of such security (collectively, "Bloomberg"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board of such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holder with the costs of such appraisal to be borne by the Company.

     This Warrant is subject to the following terms, provisions, and conditions:

     1. Mechanics of Exercise. Subject to the provisions hereof, including, without limitation, the limitations contained in Section 8(f) hereof, this Warrant may be exercised as follows:

          (a) Manner of Exercise. This Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (or evidence of loss, theft, destruction or mutilation thereof in accordance with Section 8(c) hereof), together with a completed exercise agreement in the Form of Exercise Agreement attached hereto as Exhibit 1 (the "Exercise Agreement"), to the Company at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), and upon payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the Holder or Holder's designees, as the record owner of such shares, as of the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above.

          (b) Issuance of Certificates. Subject to Section 1(c), certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised (the "Delivery Period"). The certificates so delivered shall be in such denominations as may be reasonably requested by the Holder and shall be registered in the name of Holder or such other name as shall be designated by such Holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

         (c) Exercise Disputes. In the case of any dispute with respect to an exercise, the Company shall promptly issue such number of shares of Common Stock as are not disputed in accordance with this Section. If such dispute involves the calculation of the Exercise Price, the Company shall submit the disputed calculations to a nationally recognized independent accounting firm (selected by the Company) via facsimile within three (3) business days of receipt of the Exercise Agreement. The accounting firm shall audit the calculations and notify the Company and the converting Holder of the results no later than two (2) business days from the date it receives the disputed calculations. The accounting firm's calculation shall be deemed conclusive, absent manifest error. The Company shall then issue the appropriate number of shares of Common Stock in accordance with this Section.

          (d) Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Exercise Price of a share of Common Stock (as determined for exercise of this Warrant into whole shares of Common Stock); provided that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

          (e)  Buy-In.  If (i) the  Company  fails for any  reason  (other  than
     Holder's failure to pay timely to the Company the Exercise Price) to deliver during the Delivery Period shares of Common Stock to Holder upon an exercise of this Warrant and (ii) after the applicable Delivery Period with respect to such an exercise, Holder purchases (in an open market transaction or otherwise) shares of Common Stock to make delivery upon a sale by Holder of the shares of Common Stock (the "Sold Shares") which Holder was entitled to receive upon such exercise (a "Buy-in"), the Company shall pay Holder (in addition to any other remedies available to Holder) the amount by which (x) Holder's total purchase price (including brokerage commission, if any) for the shares of Common Stock so purchased exceeds (y) the lesser of (A) the Exercise Price or (B) the net proceeds received by Holder from the sale of the Sold Shares. Holder shall provide the Company written notification indicating any amounts payable to Holder pursuant to this subsection.

     2. Period of Exercise. This Warrant is exercisable at any time or from time to time on or after the date hereof and before 5:00 P.M., Eastern Time on the first (1st) anniversary of the date hereof (the "Exercise Period").

     3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

          (a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and non-assessable and free from all liens, claims and encumbrances.

          (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

          (c) Listing. From and after the date of issuance of this Warrant, the Company shall have secured and shall thereafter, for at least three (3) years after the date of issuance of this Warrant, maintain the listing of the shares of Common Stock issuable upon exercise of this Warrant upon The Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange or the American Stock Exchange, as required by Section 4.10 of the Securities Purchase Agreement and upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of any other shares of capital stock of the Company issuable upon the exercise of this Warrant so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

          (d) Certain Actions Prohibited. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such actions as may reasonably be requested by the Holder of this Warrant in order to protect the exercise privilege of the Holder of this Warrant, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

     4. Antidilution Provisions. During the Exercise Period or until fully exercised, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

          (a) Adjustment of Exercise Price and Number of Shares upon Issuance of Common Stock. Except as otherwise provided in Section 4(c) and 4(e) hereof, if and whenever after the initial issuance of this Warrant, the Company issues or sells, or in accordance with Section 4(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Market Price (as herein defined) on the date of issuance (a "Dilutive Issuance"), then effective immediately upon the Dilutive Issuance, the Exercise Price will be adjusted in accordance with the following formula:

     E' = (E) (O + P/M) / (CSDO)


     where:

     E' = the adjusted Exercise Price

     E = the then current Exercise Price;
     M = the then current Market Price;
     O = the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance;
     P = the aggregate consideration, calculated as set forth in Section 4(b) hereof, received by the Company upon such Dilutive Issuance; and CSDO = the total number of shares of Common Stock Deemed Outstanding (as herein defined) immediately after the Dilutive Issuance.

          (b) Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under Section 4(a) hereof, the following will be applicable:

               (i)  Issuance of Rights or Options.  If the Company in any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("Convertible Securities"), but not to include the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options"), and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the Market Price on the date of issuance ("Below Market Options"), then the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the price per share for which Common Stock is issuable upon the exercise of such Below Market Options is determined by dividing
          (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of such Below Market
          Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Market Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by
          (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

               (ii) Issuance of Convertible Securities.

                    (A) If the  Company  in  any  manner  issues  or  sells  any
               Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 4(b)(ii)(B) if applicable) is less than the Market Price on the date of issuance, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible
               Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuances of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

                    (B) If the  Company  in  any  manner  issues  or  sells  any
               Convertible Securities with a fluctuating conversion or exercise price or exchange ratio (a "Variable Rate Convertible Security"), then the price per share for which Common Stock is issuable upon such exercise, conversion or exchange for purposes of the calculation contemplated by Section 4(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable assuming that (1) all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied, and (2) the Market Price on the date of issuance of such Convertible Security was 80% of the Market Price on such date (the "Assumed Variable Market Price").

               (iii) Change in Option Price or Conversion Rate. Except for the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, if there is a change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange or any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

              (iv)  Treatment of Expired  Options and  Unexercised  Convertible
          Securities. If, in any case, the total number of shares of Common Stock issuable upon exercise of any Options or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Options or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

               (v) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration except where such consideration consists of freely-tradeable securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash or securities will be determined in the good faith reasonable business judgment of the Board of Directors.

               (vi) Exceptions to Adjustment of Exercise Price. No adjustment to the Exercise Price will be made (i) upon the exercise of any warrants, options or convertible securities issued and outstanding on the date hereof in accordance with the terms of such securities as of such date; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose; (iii) upon the issuance of the Common Shares (as defined in the Securities Purchase Agreement) or Warrants in accordance with terms of the Securities Purchase Agreement; or (iv) upon the exercise of the Warrants.

          (c) Subdivision or Combination of Common Stock. If the Company, at any time after the initial issuance of this Warrant, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

          (d) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

         (e) Major Transactions. If the Company shall consolidate or merge with any other corporation or entity (other than a merger in which the Company is the surviving or continuing entity and its capital stock is unchanged and unissued in such transaction (except for Common Stock constituting less than twenty percent (20%) of the Company's Common Stock then outstanding)) or any subsidiary of the Company shall be a party to a merger or consolidation or other extraordinary transaction and the Company issues twenty percent (20%) or more of its Common Stock in any such merger, consolidation or other transaction or there shall occur any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property or any reclassification or change of the outstanding shares of Common Stock (each of the foregoing being a "Major Transaction"), then each holder of a Warrant may thereafter, at its option, be entitled, at its election, to either (a) in the event that the Common Stock remains outstanding or holders of Common Stock receive any common stock or substantially similar equity interest, in each of the foregoing cases which is publicly traded, retain its Warrant and such Warrant shall continue to apply to such Common Stock or shall apply, as nearly as practicable, to such other common stock or equity interest, as the case may be, or (b) regardless of whether (a) applies, receive consideration, in exchange for such Warrant, equal to the greater of, as determined in the sole discretion of such holder, (i) the number of shares of stock or securities or property of the Company, or of the entity resulting from such Major Transaction (the "Major Transaction Consideration"), to which a holder of the number of shares of Common Stock delivered upon the exercise of such Warrant would have been entitled upon such Major Transaction had such holder exercised the Warrant (without regard to any limitations on conversion or elsewhere contained) on the trading date immediately preceding the public announcement of the transaction resulting in such Major Transaction and had such Common Stock been issued and outstanding and had such Holder been the holder of record of such Common Stock at the time of the consummation of such Major Transaction, and (ii) cash paid by the Company in immediately available funds, in an amount equal to one hundred and twenty five percent (125%) of the Black-Scholes Amount (as defined herein) times the number of shares of Common Stock for which this Warrant was exercisable (without regard to any limitations on exercise herein contained); and the Company shall make lawful provision for the foregoing as a part of such Major Transaction and shall cause the issuer of any security in such transaction which constitutes Registrable Securities under that certain Registration Rights Agreement dated April 7, 1999 among the Company and the signatories thereto (the "Registration Rights Agreement") to assume all of the Company's obligations under the Registration Rights Agreement. No sooner than ten
     (10) business days nor later than five (5) business days prior to the consummation of the Major Transaction, but not prior to the public announcement of such Major Transaction, the Company shall deliver written notice ("Notice of Major Transaction") to each holder of a Warrant, which Notice of Major Transaction shall be deemed to have been delivered one (1) business day after the Company's sending such notice by telecopy (provided that the Company sends a confirming copy of such notice on the same day by overnight courier) of such Notice of Major Transaction. Such Notice of Major Transaction shall indicate the amount and type of the Major Transaction consideration which such holder of a Warrant would receive under this Section. If the Major Transaction Consideration does not consist entirely of United States currency, such holder may elect to receive United States currency in an amount equal to the value of the Major Transaction Consideration in lieu of the Major Transaction Consideration by delivering notice of such election to the Company within five (5) business days of such holder's receipt of the Notice of Major Transaction.

     The "Black-Scholes Amount" shall be an amount determined by calculating the "Black-Scholes" value of an option to purchase one share of Common Stock on the applicable page on the Bloomberg online page, using the following variable values: (i) the current market price of the Common Stock equal to the closing trade price on the last trading day before the date of the Notice of the Major Transaction; (ii) volatility of the Common Stock equal to the volatility of the common Stock during the 100 trading day period preceding the date of the Notice of the Major Transaction; (iii) a risk free rate equal to the interest rate on the United States treasury bill or treasury note with a maturity corresponding to the remaining term of this Warrant on the date of the Notice of the Major Transaction; and (iv) an exercise price equal to the Exercise Price on the date of the Notice of the Major Transaction. In the event such calculation function is no longer available utilizing the Bloomberg online page, the Holder shall calculate such amount in its sole discretion using the closest available alternative mechanism and variable values to those available utilizing the Bloomberg online page for such calculation function.

          (f) Distribution of Assets. In case the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company's shareholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time after the initial issuance of this Warrant, then the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

          (g) Notices of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the Holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

          (h) Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

          (i) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock; provided that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

          (j) Other Notices. In case at any time:

               (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution to the holders of the Common Stock;

               (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

               (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

               (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the Holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto, but in no event earlier than public announcement of such proposed transaction or event. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses
(i), (ii), (iii) and (iv) above.

          (k) Certain Definitions.

               (i) "Common Stock Deemed Outstanding" shall mean the number of shares of Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) in case of any adjustment required by Section 4(a) resulting from the issuance of any Options, the maximum total number of shares of Common Stock issuable upon the exercise of the Options for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Options), and (y) in the case of any adjustment required by Section 4(a) resulting from the issuance of any Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

               (ii) "Market Price," as of any date, (i) means the average of the Closing Bid Prices for the shares of Common Stock as reported to The Nasdaq National Market for the trading day immediately preceding such date, or (ii) if The Nasdaq National Market is not the principal trading market for the Common Stock, the average of the last reported bid prices on the principal trading market for the Common Stock during the same period, or, if there is no bid price for such period, the last reported sales price for such period, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the average fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holders of a majority in interest of the Warrants, with the costs of the appraisal to be borne by the Company. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

               (iii) "Common Stock," for purposes of this Section 4, includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(e) hereof, the stock or other securities or property provided for in such Section.

                    (l) Other Adjustments. If:

                    (1) Maurizio Vecchione disposes of any shares of Common Stock beneficially owned by him while the Common Stock is trading at or below twenty five dollars ($25) per share during the period beginning on the date of the First Closing and ending on the earlier of (i) the later of (A) six (6) months after the effectiveness of the Registration Statement required to be filed by Section 2.1 of the Registration Rights Agreement and (B) the first (1st) anniversary of the date of the First Closing and (ii) the date on which Maurizio Vecchione ceases to be President or CEO of the Company; or

                    (2) Joyce Freedman or Lee Freedman (each a "Freedman") dispose of any shares of Common Stock beneficially owned by such Freedman at any time during the period begining on the date of the Closing and ending on the date which is six (6) months following the effectiveness of the Registration Statement required to be filed by Section 2.1 of the Registration Rights Agreement, then the Exercise Price shall be adjusted to the Adjusted Exercise Price (as defined herein) if such adjustment would result in a decrease in the Exercise Price; provided, however, that the Exercise Price shall not be adjusted upon the occurrence of a disposal described in clause (1) until Maurizio Vecchione sells or otherwise transfers in excess of fifty thousand (50,000) shares of Common Stock in aggregate during such period at a price less than twenty five dollars ($25) pursuant to Rule 144. For any disposal of Common Stock described hereunder, the "Adjusted Exercise Price" shall mean the lesser of (a) the lowest closing bid price of the Common Stock during the thirty (30) trading day period beginning on the trading day (the "Announcement Date") immediately preceding the day on which such disposal was publicly announced and (b) the price per share which Vecchione or such Freedman, as applicable, received in connection with such disposal; provided, however, that if the Adjusted Exercise Price described above is greater than the Exercise Price, then the Adjusted Exercise Price shall be equal to (c) the lowest closing bid price of the Common Stock during the thirty (30) trading day period beginning on the Announcement Date divided by (d) the closing bid price of the Common Stock on the Announcement Date times (e) the Exercise Price.

     5. Cap Amount.

         (a) Prior to the earlier of Nasdaq Approval (as defined in the Securities Purchase Agreement) or the 4460 Shareholder Approval (as defined in the Securities Purchase Agreement), unless otherwise permitted by The Nasdaq National Market or unless the rules thereof no longer are applicable to the Company, in no event shall the total number of shares of Common Stock issued at the Closing under the Securities Purchase Agreement and upon exercise of the Warrants exceed the maximum number of shares of Common Stock that the Company can without stockholder approval so issue pursuant to Nasdaq Rule 4460(i) (or any successor rule) (the "Cap Amount") upon Closing under the Securities Purchase Agreement and the exercise of the Warrants, which, as of the date of initial issuance of Common Stock and Warrants to the Holders, which amount is one million, two hundred thirty two thousand and forty five (1,232,045) shares. The Cap Amount shall be allocated pro rata among the Holders based on the number of shares of Common Stock and Warrants issued to each Holder. In the event a Holder shall sell or otherwise transfer any of such Holder's Warrants, each transferee shall be allocated a pro rata portion of such transferor's Cap Amount. A Holder's allocable portion of the Cap Amount shall be allocated first to the Common Stock issued to the Holder at the Closing under the Securities Purchase Agreement, then to the First Warrants (as defined in the Securities Purchase Agreement) and only the Warrants shall be subject to the limitation imposed by this Section 5(a).

          (b) Prior to the earlier of Second Nasdaq Approval (as defined in the Securities Purchase Agreement) or the 4310 Shareholder Approval (as defined in the Securities Purchase Agreement), unless otherwise permitted by The Nasdaq National Market or unless the rules thereof no longer are applicable to the Company, in no event shall this Warrant be exercisable.

     6. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder.

     7. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     8. Transfer, Exchange, Redemption and Replacement of Warrant.

          a. Restriction on Transfer. This Warrant and the rights granted to the Holder are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the Form of Assignment attached hereto as Exhibit 2, at the office or agency of the Company referred to in Section 8(e) below, provided, however, that any transfer or assignment shall be subject to the provisions of Section 5.1 and 5.2 of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 9 hereof are assignable only in accordance with the provisions of the Registration Rights Agreement.

          b. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to in Section 8(e) below, for new Warrants, in the form hereof, of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the Holder of at the time of such surrender.

         c. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or, in the case of any such loss, theft, or destruction, upon delivery, of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant, in the form hereof, in such denominations as Holder may request.

          d. Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 8, this Warrant shall be promptly canceled by the Company. The Company shall pay all issuance taxes (other than securities transfer taxes) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 8.

          e. Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

          f. Additional Restriction on Exercise or Transfer. Notwithstanding anything to the contrary contained herein, the Warrants shall not be exercisable by the Holder to the extent (but only to the extent) that, if exercisable by Holder, Holder would beneficially own in excess of 9.9% (the "Applicable Percentage") of the shares of Common Stock. To the extent the above limitation applies, the determination of whether the Warrants shall be exercisable (vis-a-vis other securities owned by Holder which contain similar limitations on conversion) and of which Warrants shall be exercisable (as among Warrants) shall be made on the basis of the earliest submission of the Warrants (vis-a-vis other securities owned by the Holder which contain similar limitations on conversion and vis a vis other Warrants), in each case subject to such aggregate percentage limitation. No prior inability to exercise Warrants pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. For the purposes of this paragraph, beneficial ownership and all determinations and calculations, including without limitation, with respect to calculations of percentage ownership, shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D and G thereunder. The provisions of this paragraph may be implemented in a manner otherwise than in strict conformity with the terms of this Section 8(f) with the approval of the Board of Directors of the Company and the
     Holder: (i) with respect to any matter to cure any ambiguity herein, to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Applicable Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Applicable Percentage limitation; and (ii) with respect to any other matter (including through any amendment of this Warrant), with the further consent of the holders of a majority of the then outstanding shares of Common Stock. For clarification, it is expressly a term of this security that the limitations contained in this Section shall apply to each successor Holder.

    9. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement.

     10. Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or by confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                  If to the Company:

                           ModaCAD, Inc.
                           3861 Sepulveda Blvd.
                           Culver City, CA 90230
                           Telecopy: (310) 751-2120
                           Attention: President


                           with a copy to:

                           Coudert Brothers
                           1055 West Seventh Street - 20th Floor
                           Los Angeles, CA  90017
                           Telecopy:  (213) 689-4467
                           Attention:  John A. St. Clair

and if to the Holder, at such address as Holder shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 10.

     11. Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed in the State of California. The Company irrevocably consents to the jurisdiction of the United States federal courts located in the State of California and the state courts located in the County of Los Angeles in the State of California in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company agrees that a final nonappealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     12. Miscellaneous.

          a. Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder, subject to the limitation contained in Section 8(f).

          b. Descriptive Headings. The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

          ci [Intentionally deleted].

          di Assignability. This Warrant shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Holder and its successors and assigns. The Holder shall notify the Company upon the assignment of this Warrant.

                                      * * *

    IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.



     ModaCAD, Inc.

     By:      /s/ JOYCE FREEDMAN
        __________________________________
     Name:    Joyce Freedman
     Title:   Chief Executive Officer

                           FORM OF EXERCISE AGREEMENT

         (To be Executed by the Holder in order to Exercise the Warrant)

     The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of common stock of ModaCAD, Inc., a California corporation (the "Company"), evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

     (i) The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     (ii) The undersigned requests that stock certificates for such shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Holder (or such other person or persons indicated below) and delivered to the undersigned (or designee(s) at the address (or addresses) set forth below:

Date:                     Signature of Holder


                          Name of Holder (Print)

                          Address:

                              FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee                  Address                          No. of Shares


, and hereby irrevocably constitutes and appoints ______________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Date:____________, _____,

In the presence of



                                 Name:

                                 Signature:

                                 Title of Signing Officer or Agent (if any):

                                 Address:


                                 Note: The above signature should
                                 correspond exactly with the
                                 name on the face of the within Warrant.

                                  EXHIBIT A-3

VOID AFTER 5:00 P.M.
[EASTERN] TIME ON JULY 7, 2000 [fifteen (15) months after Closing]


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                                Right to Purchase ____ Shares of
                                                                    Common Stock

Date: April 7, 1999

                                  MODACAD, INC.
                             STOCK PURCHASE WARRANT


     THIS CERTIFIES THAT, for value received, _______________ or its registered assigns, is entitled to purchase from ModaCAD, Inc., a California corporation (the "Company"), at any time or from time to time during the period specified in
Section 2 hereof, ______________ [Purchaser's portion of $5 million, allocated pro rata based upon original funding amounts] fully paid and nonassessable shares of the Company's common stock (the "Common Stock"), at an initial exercise price of $13.18 per share (the "Exercise Price" [120% of Per Share Price (as defined in the Securities Purchase Agreement (as defined below)]). This Warrant is being issued pursuant to that certain Securities Purchase Agreement dated April 7, 1999 between the Company and the signatory thereto (the "Securities Purchase Agreement"). The number of shares of Common Stock purchasable hereunder (the "Warrant Shares") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "Warrants" means this Warrant and the other warrants of the Company issued pursuant to the terms of the Securities Purchase Agreement.

     The term "Closing Bid Price" means, for any security as of any date, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the holder hereof (the "Holder") if Bloomberg Financial Markets is not then reporting closing bid prices of such security (collectively, "Bloomberg"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board of such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holder with the costs of such appraisal to be borne by the Company.

     This Warrant is subject to the following terms, provisions, and conditions:

          1. Mechanics of Exercise. Subject to the provisions hereof, including, without limitation, the limitations contained in Section 8(f) hereof, this Warrant may be exercised as follows:

          (a) Manner of Exercise. This Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (or evidence of loss, theft, destruction or mutilation thereof in accordance with Section 8(c) hereof), together with a completed exercise agreement in the Form of Exercise Agreement attached hereto as Exhibit 1 (the "Exercise Agreement"), to the Company at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), and upon payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the Holder or Holder's designees, as the record owner of such shares, as of the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above.

          (b) Issuance of Certificates. Subject to Section 1(c), certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised (the "Delivery Period"). The certificates so delivered shall be in such denominations as may be reasonably requested by the Holder and shall be registered in the name of Holder or such other name as shall be designated by such Holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

          (c) Exercise Disputes. In the case of any dispute with respect to an exercise, the Company shall promptly issue such number of shares of Common Stock as are not disputed in accordance with this Section. If such dispute involves the calculation of the Exercise Price, the Company shall submit the disputed calculations to a nationally recognized independent accounting firm (selected by the Company) via facsimile within three (3) business days of receipt of the Exercise Agreement. The accounting firm shall audit the calculations and notify the Company and the converting Holder of the results no later than two (2) business days from the date it receives the disputed calculations. The accounting firm's calculation shall be deemed conclusive, absent manifest error. The Company shall then issue the appropriate number of shares of Common Stock in accordance with this Section.

          (d) Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Exercise Price of a share of Common Stock (as determined for exercise of this Warrant into whole shares of Common Stock); provided that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

          (e)  Buy-In.  If (i) the  Company  fails for any  reason  (other  than
     Holder's failure to pay timely to the Company the Exercise Price) to deliver during the Delivery Period shares of Common Stock to Holder upon an exercise of this Warrant and (ii) after the applicable Delivery Period with respect to such an exercise, Holder purchases (in an open market transaction or otherwise) shares of Common Stock to make delivery upon a sale by Holder of the shares of Common Stock (the "Sold Shares") which Holder was entitled to receive upon such exercise (a "Buy-in"), the Company shall pay Holder (in addition to any other remedies available to Holder) the amount by which (x) Holder's total purchase price (including brokerage commission, if any) for the shares of Common Stock so purchased exceeds (y) the lesser of (A) the Exercise Price or (B) the net proceeds received by Holder from the sale of the Sold Shares. Holder shall provide the Company written notification indicating any amounts payable to Holder pursuant to this subsection.

          2. Period of Exercise. This Warrant is exercisable at any time or from time to time on or after the date hereof and before 5:00 P.M., Eastern Time on the date which is fifteen (15) months after the date hereof (the "Exercise Period").

          3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

          (a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and non-assessable and free from all liens, claims and encumbrances.

          (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

          (c) Listing. From and after the date of issuance of this Warrant, the Company shall have secured and shall thereafter, for at least three (3) years after the date of issuance of this Warrant, maintain the listing of the shares of Common Stock issuable upon exercise of this Warrant upon The Nasdaq National Market ("Nasdaq"), the Nasdaq SmallCap Market, the New York Stock Exchange or the American Stock Exchange, as required by Section 4.10 of the Securities Purchase Agreement and upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of any other shares of capital stock of the Company issuable upon the exercise of this Warrant so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

          (d) Certain Actions Prohibited. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such actions as may reasonably be requested by the Holder of this Warrant in order to protect the exercise privilege of the Holder of this Warrant, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

          4. Antidilution Provisions. During the Exercise Period or until fully exercised, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

          (a) Adjustment of Exercise Price and Number of Shares upon Issuance of Common Stock. Except as otherwise provided in Section 4(c) and 4(e) hereof, if and whenever after the initial issuance of this Warrant, the Company issues or sells, or in accordance with Section 4(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Market Price (as herein defined) on the date of issuance (a "Dilutive Issuance"), then effective immediately upon the Dilutive Issuance, the Exercise Price will be adjusted in accordance with the following formula:

          E' = (E) (O + P/M) / (CSDO)
          where:
          E' = the adjusted Exercise Price
          E  = the then current Exercise Price;
          M  = the then current Market Price;
          O  = the number of shares of Common Stock  outstanding  immediately prior to the Dilutive Issuance;
          P  = the  aggregate  consideration,  calculated as set forth in
               Section 4(b)hereof, received by the Company upon such Dilutive Issuance; and
        CSDO = the total  number of shares of  Common  Stock  Deemed Outstanding
               (as herein defined) immediately after the Dilutive Issuance.

          (b) Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under Section 4(a) hereof, the following will be applicable:

          (i) Issuance of Rights or Options. If the Company in any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("Convertible Securities"), but not to include the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options"), and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the Market Price on the date of issuance ("Below Market Options"), then the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the price per share for which Common Stock is issuable upon the exercise of such Below Market Options is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of such Below Market Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Market Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

          (ii) Issuance of Convertible Securities.

          (A) If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 4(b)(ii)(B) if applicable) is less than the Market Price on the date of issuance, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuances of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

          (B) If the Company in any manner issues or sells any Convertible Securities with a fluctuating conversion or exercise price or exchange ratio (a "Variable Rate Convertible Security"), then the price per share for which Common Stock is issuable upon such exercise, conversion or exchange for purposes of the calculation contemplated by Section 4(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable assuming that (1) all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied, and
     (2) the Market Price on the date of issuance of such Convertible Security was 80% of the Market Price on such date (the "Assumed Variable Market Price").

          (iii) Change in Option Price or Conversion Rate. Except for the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, if there is a change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange or any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

          (iv) Treatment of Expired Options and Unexercised Convertible Securities. If, in any case, the total number of shares of Common Stock issuable upon exercise of any Options or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Options or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.


          (v) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration except where such consideration consists of freely-tradeable securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash or securities will be determined in the good faith reasonable business judgment of the Board of Directors.

          (vi) Exceptions to Adjustment of Exercise Price. No adjustment to the Exercise Price will be made (i) upon the exercise of any warrants, options or convertible securities issued and outstanding on the date hereof in accordance with the terms of such securities as of such date; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose; (iii) upon the issuance of the Common Shares (as defined in the Securities Purchase Agreement) or Warrants in accordance with terms of the Securities Purchase Agreement; or (iv) upon the exercise of the Warrants.

          (c) Subdivision or Combination of Common Stock. If the Company, at any time after the initial issuance of this Warrant, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

          (d) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          (e) Major Transactions. If the Company shall consolidate or merge with any other corporation or entity (other than a merger in which the Company is the surviving or continuing entity and its capital stock is unchanged and unissued in such transaction (except for Common Stock constituting less than twenty percent (20%) of the Company's Common Stock then outstanding)) or any subsidiary of the Company shall be a party to a merger or consolidation or other extraordinary transaction and the Company issues twenty percent (20%) or more of its Common Stock in any such merger, consolidation or other transaction or there shall occur any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property or any reclassification or change of the outstanding shares of Common Stock (each of the foregoing being a "Major Transaction"), then each holder of a Warrant may thereafter, at its option, be entitled, at its election, either to (a) in the event that the Common Stock remains outstanding or holders of Common Stock receive any common stock or substantially similar equity interest, in each of the foregoing cases which is publicly traded, retain its Warrant and such Warrant shall continue to apply to such Common Stock or shall apply, as nearly as practicable, to such other common stock or equity interest, as the case may be, or (b) regardless of whether (a) applies, receive consideration, in exchange for such Warrant, equal to the greater of, as determined in the sole discretion of such holder, (i) the number of shares of stock or securities or property of the Company, or of the entity resulting from such Major Transaction (the "Major Transaction Consideration"), to which a holder of the number of shares of Common Stock delivered upon the exercise of such Warrant would have been entitled upon such Major Transaction had such holder exercised the Warrant (without regard to any limitations on conversion or elsewhere contained) on the trading date immediately preceding the public announcement of the transaction resulting in such Major Transaction and had such Common Stock been issued and outstanding and had such Holder been the holder of record of such Common Stock at the time of the consummation of such Major Transaction, and (ii) cash paid by the Company in immediately available funds, in an amount equal to one hundred and twenty five percent (125%) of the Black-Scholes Amount (as defined herein) times the number of shares of Common Stock for which this Warrant was exercisable (without regard to any limitations on exercise herein contained); and the Company shall make lawful provision for the foregoing as a part of such Major Transaction and shall cause the issuer of any security in such transaction which constitutes Registrable Securities under that certain Registration Rights Agreement dated April 7, 1999 among the Company and the signatories thereto (the "Registration Rights Agreement") to assume all of the Company's obligations under the Registration Rights Agreement. No sooner than ten
     (10) business days nor later than five (5) business days prior to the consummation of the Major Transaction, but not prior to the public announcement of such Major Transaction, the Company shall deliver written notice ("Notice of Major Transaction") to each holder of a Warrant, which Notice of Major Transaction shall be deemed to have been delivered one (1) business day after the Company's sending such notice by telecopy (provided that the Company sends a confirming copy of such notice on the same day by overnight courier) of such Notice of Major Transaction. Such Notice of Major Transaction shall indicate the amount and type of the Major Transaction consideration which such holder of a Warrant would receive under this Section. If the Major Transaction Consideration does not consist entirely of United States currency, such holder may elect to receive United States currency in an amount equal to the value of the Major Transaction Consideration in lieu of the Major Transaction Consideration by delivering notice of such election to the Company within five (5) business days of such holder's receipt of the Notice of Major Transaction.

          The "Black-Scholes Amount" shall be an amount determined by calculating the "Black-Scholes" value of an option to purchase one share of Common Stock on the applicable page on the Bloomberg online page, using the following variable values: (i) the current market price of the Common Stock equal to the closing trade price on the last trading day before the date of the Notice of the Major Transaction; (ii) volatility of the Common Stock equal to the volatility of the common Stock during the 100 trading day period preceding the date of the Notice of the Major Transaction; (iii) a risk free rate equal to the interest rate on the United States treasury bill or treasury note with a maturity corresponding to the remaining term of this Warrant on the date of the Notice of the Major Transaction; and
     (iv) an exercise price equal to the Exercise Price on the date of the Notice of the Major Transaction. In the event such calculation function is no longer available utilizing the Bloomberg online page, the Holder shall calculate such amount in its sole discretion using the closest available alternative mechanism and variable values to those available utilizing the Bloomberg online page for such calculation function.

          (f) Distribution of Assets. In case the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company's shareholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time after the initial issuance of this Warrant, then the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

         (g) Notices of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the Holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

          (h) Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

          (i) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock; provided that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

          (j) Other Notices. In case at any time:

          (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution to the holders of the Common Stock;

          (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

          (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

          (iv)  there  shall  be  a  voluntary   or   involuntary   dissolution,
     liquidation or winding-up of the Company;

     then, in each such case, the Company shall give to the Holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto, but in no event earlier than public announcement of such proposed transaction or event. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses
     (i), (ii), (iii) and (iv) above.

          (k) Certain Definitions.

          (i) "Common Stock Deemed Outstanding" shall mean the number of shares of Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) in case of any adjustment required by Section 4(a) resulting from the issuance of any Options, the maximum total number of shares of Common Stock issuable upon the exercise of the Options for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Options), and (y) in the case of any adjustment required by Section 4(a) resulting from the issuance of any Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

          (ii) "Market Price," as of any date, (i) means the average of the Closing Bid Prices for the shares of Common Stock as reported to Nasdaq for the trading day immediately preceding such date, or (ii) if Nasdaq is not the principal trading market for the Common Stock, the average of the last reported bid prices on the principal trading market for the Common Stock during the same period, or, if there is no bid price for such period, the last reported sales price for such period, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the average fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holders of a majority in interest of the Warrants, with the costs of the appraisal to be borne by the Company. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

          (iii) "Common Stock," for purposes of this Section 4, includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(e) hereof, the stock or other securities or property provided for in such Section.

          (l) Other Adjustments. If:

          (1) Maurizio Vecchione disposes of any shares of Common Stock beneficially owned by him while the Common Stock is trading at or below twenty five dollars ($25) per share during the period beginning on the date of the First Closing and ending on the earlier of (i) the later of (A) six
     (6) months after the effectiveness of the Registration Statement required to be filed by Section 2.1 of the Registration Rights Agreement and (B) the first (1st) anniversary of the date of the First Closing and (ii) the date on which Maurizio Vecchione ceases to be President or CEO of the Company; or

          (2) Joyce Freedman or Lee Freedman (each a "Freedman") dispose of any shares of Common Stock beneficially owned by such Freedman at any time during the period begining on the date of the Closing and ending on the date which is six (6) months following the effectiveness of the
     Registration Statement required to be filed by Section 2.1 of the Registration Rights Agreement,

     then the Exercise Price shall be adjusted to the Adjusted Exercise Price (as defined herein) if such adjustment would result in a decrease in the Exercise Price; provided, however, that the Exercise Price shall not be adjusted upon the occurrence of a disposal described in clause (1) until Maurizio Vecchione sells or otherwise transfers in excess of fifty thousand (50,000) shares of Common Stock in aggregate during such period at a price less than twenty five dollars ($25) pursuant to Rule 144. For any disposal of Common Stock described hereunder, the "Adjusted Exercise Price" shall mean the lesser of (a) the lowest closing bid price of the Common Stock during the thirty (30) trading day period beginning on the trading day (the "Announcement Date") immediately preceding the day on which such disposal was publicly announced and (b) the price per share which Vecchione or such Freedman, as applicable, received in connection with such disposal; provided, however, that if the Adjusted Exercise Price described above is greater than the Exercise Price, then the Adjusted Exercise Price shall be equal to (c) the lowest closing bid price of the Common Stock during the thirty (30) trading day period beginning on the Announcement Date divided by (d) the closing bid price of the Common Stock on the Announcement Date times (e) the Exercise Price.

          5. Cap Amount.

          (a) Prior to Nasdaq Approval (as defined in the Securities Purchase Agreement) or the 4460 Shareholder Approval (as defined in the Securities Purchase Agreement), unless otherwise permitted by The Nasdaq National Market or unless the rules thereof no longer are applicable to the Company, in no event shall the total number of shares of Common Stock issued at the Closing under the Securities Purchase Agreement and upon exercise of the Warrants exceed the maximum number of shares of Common Stock that the Company can without stockholder approval so issue pursuant to Nasdaq Rule 4460(i) (or any successor rule) (the "Cap Amount") upon Closing under the Securities Purchase Agreement and the exercise of the Warrants, which, as of the date of initial issuance of Common Stock and Warrants to the Holders, which amount is one million, two hundred thirty two thousand and forty five (1,232,045) shares. The Cap Amount shall be allocated pro rata among the Holders based on the number of shares of Common Stock and Warrants issued to each Holder. In the event a Holder shall sell or otherwise transfer any of such Holder's Warrants, each transferee shall be allocated a pro rata portion of such transferor's Cap Amount. A Holder's allocable portion of the Cap Amount shall be allocated first to the Common Stock issued to the Holder at the Closing under the Securities Purchase Agreement, then to the First Warrants (as defined in the Securities
     Purchase Agreement) and only the Warrants shall be subject to the limitation imposed by this Section 5(a).

          (b) Prior to the earlier of Second Nasdaq Approval (as defined in the Securities Purchase Agreement) or the 4310 Shareholder Approval (as defined in the Securities Purchase Agreement), unless otherwise permitted by The Nasdaq National Market or unless the rules thereof no longer are applicable to the Company, in no event shall this Warrant be exercisable.

          6. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder.

          7. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          8. Transfer, Exchange, Redemption and Replacement of Warrant.

          a. Restriction on Transfer. This Warrant and the rights granted to the Holder are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the Form of Assignment attached hereto as Exhibit 2, at the office or agency of the Company referred to in Section 8(e) below, provided, however, that any transfer or assignment shall be subject to the provisions of Section 5.1 and 5.2 of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 9 hereof are assignable only in accordance with the provisions of the Registration Rights Agreement.

          b. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to in Section 8(e) below, for new Warrants, in the form hereof, of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the Holder of at the time of such surrender.

          c. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or, in the case of any such loss, theft, or destruction, upon delivery, of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant, in the form hereof, in such denominations as Holder may request.

          d. Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 8, this Warrant shall be promptly canceled by the Company. The Company shall pay all issuance taxes (other than securities transfer taxes) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 8.

          e. Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

          f. Additional Restriction on Exercise or Transfer. Notwithstanding anything to the contrary contained herein, the Warrants shall not be exercisable by the Holder to the extent (but only to the extent) that, if exercisable by Holder, Holder would beneficially own in excess of 9.9% (the "Applicable Percentage") of the shares of Common Stock. To the extent the above limitation applies, the determination of whether the Warrants shall be exercisable (vis-a-vis other securities owned by Holder which contain similar limitations on conversion) and of which Warrants shall be exercisable (as among Warrants) shall be made on the basis of the earliest submission of the Warrants (vis-a-vis other securities owned by the Holder which contain similar limitations on conversion and vis a vis other Warrants), in each case subject to such aggregate percentage limitation. No prior inability to exercise Warrants pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. For the purposes of this paragraph, beneficial ownership and all determinations and calculations, including without limitation, with respect to calculations of percentage ownership, shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D and G thereunder. The provisions of this paragraph may be implemented in a manner otherwise than in strict conformity with the terms of this Section 8(f) with the approval of the Board of Directors of the Company and the
     Holder: (i) with respect to any matter to cure any ambiguity herein, to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Applicable Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Applicable Percentage limitation; and (ii) with respect to any other matter (including through any amendment of this Warrant), with the further consent of the holders of a majority of the then outstanding shares of Common Stock. For clarification, it is expressly a term of this security that the limitations contained in this Section shall apply to each successor Holder.

          g. Redemption at Company's Option.

          1. On the first (1st) anniversary of the date hereof and for ten (10) business days thereafter, the Company shall have the right to elect the redemption for cash ("Redemption at Company's Option") of all or any part of the then unexercised portion of this Warrant for the Optional Redemption Amount (as herein defined), which right shall be exercisable by delivery of an Optional Redemption Notice (as defined herein) in accordance with the procedures set forth below. Notwithstanding the delivery of an Optional Redemption Notice, the Holder shall have the right to exercise all or any part of this Warrant up to and including the date of redemption; provided, however that the Company may effect a Redemption at Company's Option only if: (a) there has not occurred any material breach of any of the Company's representations, warranties or covenants under the Securities Purchase Agreement and the Company is not in default of any of its obligations under the Securities Purchase Agreement, the Registration Rights Agreement and the Warrants; (b) the Registration Statement (as defined in the Registration Rights Agreement) required to be filed by the Company pursuant to the Registration Rights Agreement covering the Shares (as defined in the Securities Purchase Agreement) and the Warrant Shares issuable upon conversion of the Warrants, is effective and available for trading; (c) the Common Stock, including all Shares and Warrant Shares, is listed on the Nasdaq and trading in the Common Stock is not suspended by the Nasdaq, the SEC or other regulatory authority and, to the Company's knowledge, no de-listing or suspension shall be reasonably likely for the foreseeable future; (d) since December 31, 1998, the Company has not suffered any Material Adverse Effect (as defined in the Securities Purchase Agreement) and nothing has occurred which would be reasonably likely to cause a Material Adverse Effect, and (e) the weighted average sale price of the Common Stock during any period of fifteen (15) consecutive trading days during the twenty (20) trading days immediately preceding the first (1st) anniversary is greater than the Exercise Price. For purposes of this
     Section  8(g),  the  Optional  Redemption  Amount  is equal to (x) one cent
     ($0.01) times (y) the number of shares underlying the portion of the Warrant to be redeemed, as specified in the Optional Redemption Notice. Upon timely delivery of the Optional Redemption Notice, the Optional Redemption Amount shall be paid to Holder on the date of redemption.

          2. The Company shall effect the Redemption at Company's Option under this Section 8(g) by delivering written notice thereof (the "Optional Redemption Notice") on the first (1st) anniversary of the date hereof or within ten (10) business days thereafter to Holder at the facsimile number set forth below Holder's name on the signature pages of the Securities Purchase Agreement or at such other facsimile number as Holder shall have provided in writing to the Company. Once the Company has delivered such Optional Redemption Notice, it is irrevocable and binding. The Optional Redemption Notice shall be deemed to have been delivered to Holder: (i) if such fax is received by Holder on or prior to 3:00 p.m. New York time, on the date of transmission of the Company's fax; and (ii) if such fax is received by Holder after 3:00 p.m. New York time, on the next business day following the date of transmission provided that, for any notice required under this subsection to be valid, a copy of such notice must be sent to Holder on the same day by overnight courier. The Optional Redemption Notice shall specify the portion of the Warrant which the Company elects to redeem by specifying the number of shares of Common Stock as to which the Warrant is being redeemed. The Redemption at Company's Option shall occur on the thirtieth (30th) day following delivery of the Optional Redemption Notice (or if such day is not a business day, on the next business day thereafter).

          9 Registration Rights. The initial holder of this Warrant (and certain assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement.

          10 Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or by confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                          If to the Company:

                           ModaCAD, Inc.
                           3861 Sepulveda Blvd.
                           Culver City, CA 90230
                           Telecopy: (310) 751-2120
                           Attention: President


                           with a copy to:

                           Coudert Brothers
                           1055 West Seventh Street - 20th Floor
                           Los Angeles, CA  90017
                           Telecopy:  (213) 689-4467
                           Attention:  John A. St. Clair

     and if to the Holder, at such address as Holder shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 10.

          11 Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed in the State of California. The Company irrevocably consents to the jurisdiction of the United States federal courts located in the State of California and the state courts located in the County of Los Angeles in the State of California in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company agrees that a final nonappealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

          12 Miscellaneous.

          a Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder, subject to the limitation contained in Section 8(f).

          b Descriptive Headings. The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

          c [Intentionally deleted].

          d Assignability. This Warrant shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Holder and its successors and assigns. The Holder shall notify the Company upon the assignment of this Warrant.

                                                        * * *

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.



                                                           ModaCAD, Inc.

                                                   By:

                                                   Name: Joyce Freedman
                                                   Title:Chief Executive Officer

                           FORM OF EXERCISE AGREEMENT

         (To be Executed by the Holder in order to Exercise the Warrant)

          The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of common stock of ModaCAD, Inc., a California corporation (the "Company"), evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

          (i) The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

          (ii) The undersigned requests that stock certificates for such shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Holder (or such other person or persons indicated below) and delivered to the undersigned (or designee(s) at the address (or addresses) set forth below:

Date:
                                                          Signature of Holder

                                                          Name of Holder (Print)

                                                          Address:

                               FORM OF ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee                 Address                      No. of Shares


     , and hereby irrevocably constitutes and appoints ______________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Date:____________, _____,

In the presence of



                                     Name:

                                   Signature:


                                   Title of Signing Officer or Agent(if any):

                                   Address:


                                             Note: The above signature should
                                             correspond exactly with the name
                                             on the face of the within Warrant.

                                    EXHIBIT B

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is made as of April 7, 1999, by and among ModaCAD, Inc., a California corporation (the "Company"), with headquarters located at Culver City, California and the undersigned (the "Initial Purchasers").

                                    RECITALS

     A. In connection with the Securities Purchase Agreement dated of even date herewith by and between the Company and the Initial Purchasers (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Initial Purchaser (i) shares of the Company's common stock (the "Common Stock"), (ii) warrants exercisable for shares of Common Stock, in the form attached as Exhibit A-1 to the Securities Purchase Agreement, (iii) warrants exercisable for shares of Common Stock, in the form attached as Exhibit A-2 to the Securities Purchase Agreement and (iv) warrants exercisable for shares of Common Stock, in the form attached as Exhibit A-3 to the Securities Purchase Agreement (each of (ii),
(iii) and (iv) a "Warrant" and taken collectively, the "Warrants"). Shares of Common Stock issued and purchased pursuant to the Securities Purchase Agreement are herein referred to as "Shares" and shares of Common Stock issuable upon exercise of the Warrants are herein referred to as "Warrant Shares".

     B. To induce Initial Purchasers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws.

                                   AGREEMENTS

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, and Initial Purchasers hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

          (a) "Purchasers" means the Initial Purchasers and any transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with Article IX hereof.

          (b) "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

          (c) "Registrable Securities" means the Shares and the Warrant Shares and any shares of capital stock issued or issuable, from time to time (with any adjustments), on or in exchange for or otherwise with respect to the Common Stock or any other Registrable Securities.

          (d) "Registration Statement" means a registration statement of the Company under the Securities Act pursuant to the provisions of this Agreement.

          (e) "Funded Amount" means eight million, five hundred thirty two thousand, four hundred seventy three dollars ($8,532,473).

     1.2 Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

                                   ARTICLE II
                                  REGISTRATION

     2.1 Mandatory Registration.

          (a) The Company shall prepare and file as soon as practicable but in any event on or prior to fifteen (15) days after the date of the Closing (the "Filing Date") with the SEC a Registration Statement on Form S-3 (but, without limiting the Company's obligation to file on Form S-3, if Form S-3 is unavailable to the Company, on Form S-1) covering the resale of all of the Registrable Securities in a secondary offering by Purchasers, provided that each Purchaser shall have provided timely to the Company all information needed for the Registration Statement regarding it and its plan of distribution. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the approval of (which approval shall not be unreasonably withheld or denied)) each Initial Purchaser and its counsel at least five (5) business days (or fewer to the extent provided herein) prior to its filing or other submission.

          (b) If the Company fails to timely obtain Nasdaq Approval (as defined in the Securities Purchase Agreement) or Second Nasdaq Approval (as defined in the Securities Purchase Agreement), the Company shall (i) within five
     (5) days (also a "Filing Date") amend the Registration Statement required to be filed under subsection (a) to cover the resale of as many of the the Shares and the Warrant Shares issuable upon exercise of the Warrants as are registrable in a secondary offering by Purchasers in such Registration Statement and (ii) prepare and file as soon as practicable but in any event on or prior to five (5) days after the date of the Shareholder Approval (also a "Filing Date") with the SEC a Registration Statement on Form S-3 covering the resale of all of the Registrable Securities not covered by the Registration Statement as described in clause (i) in a secondary offering by Purchasers, provided that each Purchaser shall have provided timely to the Company all information needed for the Registration Statement regarding it and its plan of distribution. Each Registration Statement required to be filed hereunder (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the approval of (which approval shall not be unreasonably withheld or denied)) each Initial Purchaser and its counsel at least five
     (5) business days (or fewer to the extent provided herein) prior to its filing or other submission.

          (c) If the Company fails to cause the Registration Statement required to filed under subsection (a) (as amended, if applicable, as required under clause (i) of subsection (b)) to become effective before one hundred eighty
     (180) days after the Closing, then, as to the shares of Common Stock to be covered by such Registration Statement or Registration Statements, each Purchaser shall be entitled to sell (an "Effectiveness Failure Sale") at any time and from time to time to the Company, and the Company shall be required to purchase, all or any of its shares of such Common Stock at a price per share equal to the greater of (i) one hundred fifty percent (150%) of the Per Share Price (as defined in the Securities Purchase Agreement) and (ii) the fair market value for such Common Stock. If the Company fails to cause the Registration Statement required to be filed under clause (ii) of subsection (b) to become effective before one hundred eighty (180) days after the earlier (the "Second Filing Deadline") of (x) the date of filing thereof or (y) the fifth (5th) day after the date of the Shareholder Approval, then each Purchaser shall be entitled to sell (also an "Effectiveness Failure Sale") at any time and from time to time to the Company, and the Company shall be required to purchase, all or part of the First Warrant, the Second Warrant and/or the Third Warrant held by such Purchaser at a price equal to one hundred fifty percent (150%) of the Black-Scholes Amount (as defined in the Securities Purchase Agreement) of the applicable Warrant times the number of shares underlying that portion of the Warrant as to which such Purchaser has exercised such option (but only to the extent required to be covered by such Registration Statement).

          (d) After any Registration Statement required to be filed pursuant to this Section 2.1 has been declared effective by the SEC, if during any twelve (12) month period sales of all the Registrable Securities cannot be made pursuant to such Registration Statement for more than thirty (30) days in aggregate, then each Purchaser shall be entitled to sell to the Company, and the Company shall be required to purchase, all or any of its shares of Common Stock at a price per share equal to the greater of (i) one hundred fifty percent (150%) of the Per Share Price (as defined in the Securities Purchase Agreement) and (ii) the fair market value for the Common Stock.

         (e) In order to effect an Effectiveness Failure Sale, a Purchaser (a "Selling Purchaser") shall fax (or otherwise deliver) a notice (the "Notice of Sale") to the Company indicating the number of shares of Common Stock to be sold pursuant to such Effectiveness Failure Sale. Upon receipt by the Company of a facsimile copy of a Notice of Sale from a Selling Purchaser, the Company shall immediately send, via facsimile, a confirmation to the Selling Purchaser stating that the Notice of Sale has been received and the name and telephone number of a contact person at the Company regarding the Effectiveness Failure Sale. Within five (5) business days after the Notice of Sale, the Holder shall surrender or cause to be surrendered to the Company, the certificates representing the shares of Common Stock and/or the Warrants, as applicable, to be sold hereunder, along with a copy of the Notice of Sale. The Company shall promptly pay the amount required under subsection (c) upon delivery of such certificates.

     2.2 Underwritten Offering. If any offering pursuant to a Registration Statement filed pursuant to Section 2.1 hereof involves an underwritten offering, the Purchasers who hold a majority in interest of the Registrable Securities subject to such underwritten offering, with the consent of each Initial Purchaser, shall have the right to select a total of one legal counsel to represent the Purchasers and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company, and all fees and expenses of which shall be paid by the Purchasers.

     2.3 Payments by the Company. The Company shall cause the Registration Statement filed pursuant to Section 2.1(a) (or such Registration Statement as amended pursuant to Section 2.1(b)(i), as applicable) to become effective as soon as practicable, but in no event later than the sixtieth (60th) day (or the one hundred twentieth (120th) day if the SEC reviews such Registration Statement) following the applicable Filing Date (the "Registration Deadline"). The Company shall cause the Registration Statement filed pursuant to Section 2.1(b)(ii), if applicable, to become effective as soon as practicable, but in no event later than the forty-fifth (45th) day following the applicable Filing Date (also a "Registration Deadline"). If any Registration Statement required to be filed by the Company pursuant to Section 2.1 hereof is not declared effective by the SEC on or before the applicable Registration Deadline (a "Registration Failure"), or (ii) after such Registration Statement has been declared effective by the SEC, sales of all the Registrable Securities cannot be made pursuant to the registration statement (by reason of a stop order or the Company's failure to update the registration statement or any other reason outside the control of the Purchasers) (a "Registration Suspension"), then the Company will make payments to the Purchasers in such amounts and at such times as shall be determined pursuant to this Section 2.3 as partial relief for the damages to the Purchasers by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity). In the event of a Registration Failure, the Company shall pay to the Purchasers an amount equal to (A) .02 times (B) the sum of the aggregate Funded Amount plus the amount payable to the Company under the Warrants times (C) the number of months (prorated per day for partial months) following the Registration Deadline prior to the date the Registration Statement filed pursuant to Section 2.1 is declared effective by the SEC. In addition, in the event of a Registration Suspension, the Company shall pay to the Purchasers an amount equal to (D) .02 times (E) the Applicable Funded Amount times (F) the number of months (prorated per day for partial months) from (x) the date on which sales of all the Registrable Securities first cannot be made to (y) the date on which sales of all the Registrable Securities can again be made. For the purposes of this Section 2.3, "Applicable Funded Amount" shall mean (G) the sum of the Funded Amount plus the amount payable to the Company under the Warrants times (H) the number of Shares and Warrant Shares then owned by the Purchasers (or issuable at that time as Warrant Shares upon full exercise of the Warrant, without regard to any limitations on conversion thereof) divided by (I) the number of Shares originally purchased and Warrant Shares issuable upon full exercise of the Warrant at the time of the original purchase of the Warrants, in each case without regard to any limitations on conversion thereof. Amounts to be paid pursuant to this Section 2.3 shall be paid pro rata to Purchasers based upon the number of Shares and Warrant Shares owned and Warrant Shares issuable upon full conversion of the Warrant by each Purchaser, and shall be paid in cash. Such payments shall be made within five (5) days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty (30) days, payments shall be made for each such thirty (30) day period within five (5) days after the end of such thirty
(30) day period.

     2.4 Intentionally deleted

     2.5 Eligibility for Form S-3. The Company represents and warrants that it meets the requirements for the use of Form S-3 for registration of the re-sale by the Initial Purchaser and any other Purchaser of the Registrable Securities and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3.

                                   ARTICLE III
                           OBLIGATIONS OF THE COMPANY

     In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

     3.1 The Company shall prepare promptly and file with the SEC each Registration Statement required by Section 2.1, and cause each such Registration Statement relating to Registrable Securities to become effective as soon as practicable after such filing, and keep the Registration Statement effective pursuant to Rule 415 and available for use at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold (and no further Registrable Securities may be issued in the future) and
(ii) the date on which all of the Registrable Securities (in the reasonable opinion of counsel to the Initial Purchasers) may be immediately sold to the public without registration and without restriction as to the number of Registrable Securities to be sold, whether pursuant to Rule 144 or otherwise (the "Registration Period"). Each such Registration Statement (including any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

    3.2 The  Company  shall  prepare  and file  with  the SEC  such  amendments
(including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with each Registration Statement as may be necessary to keep such Registration Statement effective and available for use at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until the termination of the Registration Period or, if earlier, such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is at any time insufficient to cover all shares of Common Stock issued or issuable pursuant to the Warrant or the Securities Purchase Agreement (without regard to any limitations on exercise contained therein), the Company shall amend, if permissible, the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Warrant Shares issued or issuable upon exercise of the Warrant (without regard to any limitation on exercise contained therein), in each case, as soon as practicable, but in any event within five (5) days. The Company shall cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

     3.3 The Company shall furnish to each Purchaser whose Registrable Securities are included in the Registration Statement and its legal counsel (a) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred to in Section 2.1, each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion, if any, thereof which contains information for which the Company has sought confidential treatment), and (b) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned (or to be owned) by such Purchaser.

     3.4 The Company shall (a) register and qualify the Registrable Securities covered by each Registration Statement under securities laws of such jurisdictions in the United States as each Purchaser who holds (or has the right to hold) Registrable Securities being offered reasonably requests, (b) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness and availability for use thereof during the applicable Registration Period, (c) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the applicable Registration Period, and (d) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.4, (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause the Company material expense or burden, or (v) make any change in its charter or by-laws, which in each case the board of directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

     3.5 In the event the Purchasers who hold a majority in interest of the Registrable Securities being offered in an offering pursuant to a Registration Statement or any amendment or supplement thereto under Section 2.1 or 3.2 hereof select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering, but shall not bear any costs or expenses of the underwriting.

     3.6 As soon as practicable after becoming aware of such event, the Company shall notify (by telephone and also by facsimile and reputable overnight courier) each Purchaser of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts as soon as possible (but in any event within five (5) days) to prepare a supplement or amendment to the Registration Statement (and make all required filings with the SEC) to correct such untrue statement or omission, and the Company shall simultaneously (and thereafter as requested) deliver such number of copies of such supplement or amendment to each Purchaser (or other applicable document) as such Purchaser may request in writing. Unless such an event is publicly announced, the Company shall not, without the consent of the Purchaser, give such Purchaser any material non-public information, but shall inform the Purchasers that such prospectus includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     3.7 The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable time and the Company shall immediately notify by facsimile each Purchaser (at the facsimile number for such Purchaser set forth on the signature page hereto) who holds Registrable Securities (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

     3.8 The Company shall permit counsel designated by each Initial Purchaser to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects.

     3.9 [Intentionally deleted].

    3.10 At the request of any Purchaser, the Company shall furnish, on the date of effectiveness of the Registration Statement and thereafter from time to time on such dates as a Purchaser may reasonably request (a) an opinion, dated as of such applicable date, from counsel representing the Company addressed to the Purchasers and in form, scope and substances as is customarily given in an underwritten public offering and (b) a letter, dated as of such applicable date, from the Company's independent certified public accountants addressed to the Purchasers and in form, scope and substance as customarily given to underwriters in an underwritten public offering.

     3.11 The Company shall make  available for inspection by (i) any Purchaser,
(ii)  any  underwriter   participating  in  any  disposition   pursuant  to  the
Registration Statement, (iii) attorneys and accountants retained by any Purchaser, and (iv) attorneys retained by such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to a Purchaser) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified in writing, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required to be disclosed in such Registration Statement to permit Purchaser to sell under such Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or is otherwise required by applicable law or legal process or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant Purchaser). The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and reasonable substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3.11. Each Purchaser agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein shall be deemed to limit a Purchaser's ability to sell Registrable Securities in a manner which is consistent with applicable laws and regulations.

     3.12 The Company shall hold in confidence and not make any disclosure of information concerning a Purchaser provided to the Company excluding any information provided by Purchaser for use in or in connection with a Registration Statement unless (a) disclosure of such information is necessary to comply with federal or state securities laws, (b) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (c) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or is otherwise required by applicable law or legal process, (d) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the Company), or (e) such Purchaser consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning a Purchaser is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Purchaser prior to making such disclosure, and allow the Purchaser, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

     3.13 From and after each Closing, the Company shall cause the listing and the continuation of listing of all the Registrable Securities related to such Closing and required to be covered by a Registration Statement on The Nasdaq National Market or the New York Stock Exchange, and cause the Registrable Securities to be quoted or listed on each additional national securities exchange or quotation system upon which the Class A Common Stock is then listed or quoted.

     3.14 The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the applicable Registration Statement.

     3.15 The Company shall cooperate with the Purchasers who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Purchasers may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Purchasers may request, and, within two (2) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Purchasers whose Registrable Securities are included in such Registration Statement) an opinion of such counsel in the form attached hereto as Exhibit 1.

     3.16 At the request of any Purchaser, the Company shall promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with a Registration Statement filed pursuant hereto as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

     3.17 The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities covered by the Registration Statement and all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission).

    3.18 The Company shall take all such other actions as any Purchaser or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, but shall not be required to incur any costs or expenses in connection therewith not otherwise provided herein to be borne by the Company.

     3.19 From and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company (other than Purchasers with respect to Registrable Securities) to include any of their securities in any Registration Statement or any amendment or supplement thereto under Section 2.1 or 3.2 hereof without the consent of each of the Initial Purchasers and the holders of a majority of the Registrable Securities. Without the consent of each of the Initial Purchasers, until the effectiveness of the Registration Statements contemplated by Section 2.1 hereof, the Company shall not file any other Registration Statement for the sale of any securities, whether for the account of the Company or any other person; provided, however that after the filing of the Registration Statement required to be filed pursuant to Section 2.1(a) the Company may file a Registration Statement covering the sale of up to one hundred twenty six thousand three hundred sixteen (126,316) shares of Common Stock by Intel Corporation (such shares of Common Stock issuable pursuant to that certain Warrant issued by the Company to Intel Corporation as of November 13, 1997, included as item (4) on Schedule 3.3 to the Securities Purchase Agreement) and a Registration Statement covering the sale of up to one hundred thousand (100,000) shares of Common Stock by W.B. McKee, Inc. (such shares of Common Stock issuable pursuant to those certain Warrants issued by the Company to such W.B. McKee, Inc. as of March 27, 1996 in connection with the Company's initial public offering).

     3.20 The Registration Statement shall state that it covers such indeterminate number of additional shares as may be issuable upon exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends and other similar transactions.

                                   ARTICLE IV
                          OBLIGATIONS OF THE PURCHASERS

     In connection with the registration of the Registrable Securities, the Purchasers shall have the following obligations:

     4.1 Each Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities. At least five (5) business days prior to the first anticipated filing date of the
Registration Statement, the Company shall notify each Purchaser of the information the Company requires from each such Purchaser.

     4.2 Each Purchaser, by such Purchaser's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statements hereunder, unless such Purchaser has notified the Company in writing of such Purchaser's election to exclude all of such Purchaser's Registrable Securities from the Registration Statement.

     4.3 Each Purchaser whose Registrable Securities are included in a Registration Statement understands that the Securities Act may require delivery of a prospectus relating thereto in connection with any sale thereof pursuant to such Registration Statement, and each such Purchaser shall use its reasonable efforts to comply with the applicable prospectus delivery requirements of the Securities Act in connection with any such sale.

     4.4 [Intentionally omitted]

     4.5 Each Purchaser agrees that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 3.6, such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Purchaser's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.6 or advice that a supplement or amendment is not required and, if so directed by the Company, such Purchaser shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Purchaser's possession (other than a limited number of permanent file copies), of the prospectus covering such Registrable Securities current at the time of receipt of such notice. Purchaser's obligations under this paragraph shall in no way limit the Company's obligations under this Agreement or Purchaser's rights or remedies against the Company with respect to any breach or threatened breach by the Company of any such obligations.

     4.6 Without limiting a Purchaser's rights under Section 2.1 or 3.2 hereof, no Purchaser may participate in any underwritten distribution hereunder unless such Purchaser (a) agrees to sell such Purchaser's Registrable Securities on the basis provided in any underwriting agreements in usual and customary form entered into by the Company pursuant to Section 3.5 hereof, (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (c) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Article V. Without implication that the contrary would otherwise be true, it is expressly understood and agreed that no Purchaser shall be required to participate in any such underwritten distribution.

                                    ARTICLE V
                            EXPENSES OF REGISTRATION

     All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Articles II and III, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company, shall be borne by the Company.

                                  ARTICLE VI
                                 INDEMNIFICATION

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     6.1 To the extent permitted by law, the Company will indemnify, hold harmless and defend (a) each Purchaser who holds such Registrable Securities,
(b) each underwriter of Registrable Securities and (c) the directors, officers, partners, members, employees, agents and persons who control any Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any, (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries whether or not in any court, before any administrative body or by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable
Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse each such Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1: (x) shall not apply to an Indemnified Person with respect to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (z) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to
Section 3.3 hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by a Purchaser pursuant to Article IX.

     6.2 In connection with any Registration Statement in which a Purchaser is participating, to the extent permitted by law, each such Purchaser agrees to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6.1, the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, agents and persons, if any, who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement, together with its directors, officers and members, and any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (such an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use in connection with such Registration Statement; and such Purchaser will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6.2 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Purchaser, which consent shall not be unreasonably withheld; provided, further, however, that a Purchaser shall be liable under this Agreement (including this Section 6.2 and Article VII) for only that amount as does not exceed the net proceeds actually received by such Purchaser as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Purchasers pursuant to Article IX. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.2 with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and the Indemnified Party failed to utilize such corrected prospectus.

    6.3 Promptly after receipt by an Indemnified Person or Indemnified Party under this Article VI of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this
Article  VI,  deliver  to  the  indemnifying  party  a  written  notice  of  the commencement  thereof,  and the indemnifying  party shall have the right (at its expense) to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume and continue control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall diligently pursue such defense and an indemnifying party shall not be entitled to assume (or continue) such defense if the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and the indemnifying party, and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and any such Indemnified Person or Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Person or Indemnified Party which are different from or in addition to those available to such indemnifying party. Notwithstanding any assumption of such defense and without limiting any indemnification obligation provided for in Section 6.1 or 6.2, the Indemnified Party or Indemnified Persons, as the case may be, shall be entitled to be represented by counsel (at its own expense if the indemnifying party is permitted to assume and continue control of the defense and otherwise at the expense of the indemnifying party) and such counsel shall be entitled to participate in such defense. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Article VI, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Article VI shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                                   ARTICLE VII
                                  CONTRIBUTION

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Article VI to the fullest extent permitted by law; provided, however, that (i) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (ii) contribution (together with any indemnification or other obligations under this Agreement) by any Purchaser of Registrable Securities shall be limited in amount to the net amount of proceeds received by such Purchaser from the sale of its Registrable Securities.

                                  ARTICLE VIII
                         REPORTS UNDER THE EXCHANGE ACT

     With a view to making available to each Purchaser the benefits of Rule 144, the Company agrees that so long as a Purchaser holds Warrants, any Registrable Securities, the Company shall:

     8.1(a) Not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

     8.1(b) File with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

     8.2 Furnish to each Purchaser promptly upon written request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Purchaser to sell such securities pursuant to Rule 144 without registration.

                                   ARTICLE IX
                        ASSIGNMENT OF REGISTRATION RIGHTS

     The rights of the Purchasers hereunder as to Registrable Securities transferred by a Purchaser (or represented by Warrants transferred by a
Purchaser), including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be automatically assigned by each Purchaser to any transferee of all or any portion of the Registrable Securities if: (a) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee, (ii) the securities with respect to which such registration rights are being transferred or assigned and (iii) the information specified in Section 3.12 to such transferee, (c) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws, and (d) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing for the benefit of the Company to be bound by all of the provisions contained herein. The rights of a Purchaser hereunder with respect to any Registrable Securities not transferred (and not represented by Warrants transferred) shall not be assigned by virtue of the transfer of other Registrable Securities or transferred Warrants representing other Registrable Securities.

                                    ARTICLE X
                        AMENDMENT OF REGISTRATION RIGHTS

    Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company, any Initial Purchaser (but not an Initial Purchaser who no longer owns any Registrable Securities and who is not affected by such amendment or waiver) and Purchasers who hold a majority interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Article X shall be binding upon each Purchaser and the Company. Notwithstanding the foregoing, no amendment or waiver shall retroactively affect any Purchaser without its consent or prospectively adversely affect any Purchaser who no longer owns any Warrants, Registrable Securities without its consent. No amendment or waiver may adversely affect one or more Purchasers or group of Purchasers vis-a-vis any other Purchaser or group of Purchasers. Neither Article VI nor Article VII hereof may be amended or waived in a manner adverse to a Purchaser without its consent. Notwithstanding anything to the contrary contained in this Article X, no amendment or waiver shall be applicable to an Initial Purchaser who does not consent in writing thereto.

                                   ARTICLE XI
                                  MISCELLANEOUS

     11.1 A person or entity is deemed to be a holder (or a holder in interest) of Registrable Securities whenever such person or entity owns of record such Registrable Securities (or the Warrants which may be exercised for Registrable Securities). If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities (or Warrants, as the case may be).

     11.2 Any notices herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or by machine-generated confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

If to the Company:

     ModaCAD, Inc.
     3861 Sepulveda Blvd.
     Culver City, CA 90230
     Telecopy: (310) 751-2120
     Attention: President

with a copy to:

     Coudert Brothers
     1055 West Seventh Street - 20th Floor
     Los Angeles, CA 90017
     Telecopy: (213) 689-4467
     Attention: John A. St. Clair

and if to any Purchaser, at such address as such Purchaser, shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11.2.

     11.3 Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     11.4 This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed in the State of California. The Company irrevocably consents to the jurisdiction of the federal courts located in the state of California and the state courts of the State of California located in the County of Los Angeles in the State of Delaware in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties hereto further agree that service of process upon the parties hereto mailed by first class mail shall be deemed in every respect effective service of process upon each such party in any such suit or proceeding. Nothing herein shall affect either party's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     11.5 This Agreement and the Securities Purchase Agreement (including all schedules and exhibits thereto and all certificates and opinions required thereby) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Securities Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

     11.6 Subject to the requirements of Article IX hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. Notwithstanding anything to the contrary contained herein, including, without limitation, Article IX (and without compliance therewith), the rights of a Purchaser hereunder shall be assignable to and exercisable by a bona fide pledgee of the Registrable Securities in connection with a Purchaser's margin or brokerage accounts.

     11.7 The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     11.8 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto, by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

    11.9 Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     11.10 Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by each Purchaser and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchasers and that the remedy at law for any such breach may be inadequate.

     11.11 The initial number of Registrable Securities included on any Registration Statement and each increase to the number of Registrable Securities included thereon shall be allocated pro rata among the Purchasers based on the number of Registrable Securities held by each Purchaser at the time of such establishment or increase, as the case may be. In the event a Purchaser shall sell or otherwise transfer any of such holder's Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included on a Registration Statement for such transferor. Any shares of Common Stock included on a Registration Statement and which remain allocated to any person or entity which does not hold any Registrable Securities shall be allocated to the remaining Purchasers, pro rata based on the number of shares of Registrable Securities then held by such Purchasers. Without implication that the contrary would otherwise be true, for purposes of this paragraph, all Warrants then outstanding shall be assumed exercised for Registrable Securities (without giving effect to any limitations on exercise contained therein).

     11.12 Payment of Cash; Defaults. Whenever the Company is required to make any cash payment to a Purchaser under this Agreement, such cash payment shall be due on the date (the "Cash Due Date") that such Purchaser delivers written notice from the Purchaser to the Company. Such cash payment shall be made to the Purchaser by the method (by certified or cashier's check or wire transfer of immediately available funds) elected by such Holder. If such payment is not delivered within two (2) days of the Cash Due Date, such Purchaser shall thereafter be entitled to interest on the unpaid amount at a per annum rate equal to the lower of eighteen percent (18%) and the highest interest rate permitted by applicable law until such amount is paid in full to the Holder.

     11.13 If any provision of this Agreement shall be invalid or unenforceable,
such   invalidity  or   unenforceability   shall  not  affect  the  validity  or
enforceability of the remainder of this Agreement.

                                      * * *

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


         MODACAD, INC.


         By:     /s/ Joyce Freedman
            _________________________________
         Name:   Joyce Freedman
         Title:  Chief Executive Officer

Initial Purchasers:

PURCHASER:
         CASTLE CREEK TECHNOLOGY PARTNERS LLC

         By: Castle Creek Partners, L.L.C.
         Its: Investment Manager

         By:     /s/ John D. Ziegelman
            _________________________________
         Name:   John D. Ziegelman
         Title:  Managing Member

         Address: 77 W. Wacker Drive, Suite 4040
                  Chicago, Illinois 60601

         Facsimile Number: (312) 499-6999

         with a copy to:

                           Altheimer & Gray
                           10 S. Wacker Drive, Suite 4000
                           Chicago, Illinois 60606
                           Attention: Peter H. Lieberman
                           Facsimile Number: (312) 715-4800

PURCHASER:
         MARSHALL CAPITAL MANAGEMENT, INC.

         By:      /s/ Allan Weine
            _____________________________________
         Name:    Allan Weine
         Title:   President

         Address: c/o Credit Suisse First Boston
                      11 Madison Ave., Third Floor
                      New York, NY 10010

         Facsimile Number: (312) 750-1031

         with a copy to:
                           c/o Credit Suisse First Boston
                           227 W. Monroe Street, 41st Floor
                           Chicago, IL 60606

PURCHASER:
         WINFIELD CAPITAL CORP.

         By:      /s/ Paul A. Perlin
            _______________________________________
         Name:    Paul A. Perlin
         Title:   Chief Executive Officer

         Address:


         Facsimile Number:

         with a copy to:

                  ___________________________________
                  ___________________________________
                  ___________________________________
                  ___________________________________
                  ___________________________________

PURCHASER:
         SPINNER ASSET MANAGEMENT CO.

         By:___________________________________
         Name:_________________________________
         Title:________________________________

         Address:


         Facsimile Number:

         with a copy to:

                  ___________________________________
                  ___________________________________
                  ___________________________________
                  ___________________________________
                  ___________________________________

                                   EXHIBIT 1
                                 to Registration
                                Rights Agreement
                                                       [Date]
[Name and address
of transfer agent]

     RE: ModaCAD, Inc.

Ladies and Gentlemen:

     We are counsel to ModaCAD, Inc., a California corporation (the "Company"), and we understand that [Name of Purchaser] (the "Holder") has purchased from the Company shares of the Company's common stock (the "Common Stock"). The Common
Stock was purchased by the Holder pursuant to a Securities Purchase Agreement, dated as of April 7, 1999, by and among the Company and the signatories thereto (the "Agreement"). Pursuant to a Registration Rights Agreement, dated as of April 7, 1999, by and among the Company and the signatories thereto (the "Registration Rights Agreement"), the Company agreed with the Holder, among other things, to register the Registrable Securities (as that term is defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms provided in the Registration Rights Agreement. In connection with the Company's obligations under the Registration Rights Agreement, on April __, 1999, the Company filed a Registration Statement on Form S-3 (File No. 333- __________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities, which names the Holder as a selling stockholder thereunder.

     [Other customary introductory and scope of examination language to be inserted, in each case as reasonably acceptable to Holders.]

     Based on the foregoing, we are of the opinion that the resale of Registrable Securities have been registered under the Securities Act.

     [Other appropriate customary language to be included, in each case as reasonably acceptable to Holders.]

                              Very truly yours,





cc:      Castle Creek Technology Partners LLC
         Marshall Capital Management, Inc.
         Winfield Capital Corp.
         Spinner Asset Management Co.